UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23669

Nuveen Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

June 30, 2023

Nuveen Closed-End Funds

This semi-annual report contains the Fund’s unaudited financial statements.

NMAI	Nuveen Multi-Asset Income Fund

Semi-annual Report

Chair’s Letter to Shareholders

Dear Shareholders,

The significant measures taken by the U.S. Federal Reserve (Fed) and other global central banks since 2022 to contain inflation have begun to take effect. From March 2022 to July 2023, the Fed raised the target fed funds rate by 5.25% to a range of 5.25% to 5.50%. Even with a brief pause in June 2023, this has been one of the fastest interest rate hiking cycles in the Fed’s history. Inflation rates in the U.S. and across most of the world have fallen from their post-pandemic highs but currently remain above the levels that central banks consider supportive of their economies’ long-term growth, particularly when looking at core inflation measures, which exclude volatile food and energy prices.

At the same time, the U.S. and other large economies have remained relatively resilient, even as financial conditions have tightened. U.S. gross domestic product accelerated to 2.4% in the second quarter of 2023 from 2.0% in the first quarter of 2023, after growing 2.1% in 2022 overall compared to 2021. A relatively strong jobs market has helped support consumer sentiment and spending despite historically high inflation. Markets are concerned that these conditions could keep upward pressure on prices and wages and continue to assess the impact of the collapse of three regional U.S. banks (Silicon Valley Bank, Signature Bank and First Republic Bank) and major European bank Credit Suisse in March 2023.

Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting activity based upon these factors on a meeting-by-meeting basis, including pausing rate adjustments at the June 2023 meeting to assess the effects of monetary policy on the economy. While uncertainty has increased given the unpredictable outcome of tighter credit conditions on the economy, the Fed remains committed to acting until it sees sustainable progress toward its inflation goals. Additionally, market concerns surrounding the U.S. debt ceiling faded after the government agreed in June 2023 to suspend the nation’s borrowing limit until January 2025, averting a near-term default scenario. In the meantime, markets are likely to continue reacting in the short term to news about inflation data, economic indicators and central bank policy. We encourage investors to keep a long-term perspective amid the short-term turbulence. Your financial professional can help you review how well your portfolio is aligned with your time horizon, risk tolerance and investment goals.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 22, 2023

Important Notices

Portfolio Manager Commentaries in Semi-annual Shareholder Reports

The Fund includes portfolio manager commentary in its annual shareholder reports. For the Fund’s most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of the Fund’s December 31, 2022 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings and reverse repurchase agreemants. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage contributed to relative performance during this reporting period.

As of June 30, 2023 the Fund’s percentages of leverage are as shown in the accompanying table.

NMAI
Effective Leverage*	30.27%
Regulatory Leverage*	23.39%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2023	Draws	Paydowns	Outstanding Balance as of June 30, 2023	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 22, 2023
$175,601,000	$ —	$(36,000,000)	$139,601,000	$154,838,569	$16,400,000	$(41,900,000)	$114,101,000

Refer to Notes to Financial Statements for further details.

Fund Leverage (continued)

Reverse Repurchase Agreements

As noted previously, the Fund uses reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2023	Sales	Purchases	Outstanding Balance as of June 30, 2023	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of August 22, 2023
$59,893,750	$31,489,000	$(32,530,770)	$58,851,980	$59,633,230	$115,494,140	$(101,979,960)	$72,366,160

Refer to Notes to Financial Statements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The Fund makes regular cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.

The following information regarding the Fund’s distributions is current as of May 31, 2023, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Managed Distribution Policy.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. It is estimated that the Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end based on the information from the issuer of the security. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2023

			Per Share Estimated Sources of Distribution				Estimated Percentage of the Distribution
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
NMAI (FYE 12/31)	Nov-2021
Current Quarter		$0.3000	$0.1586	$0.000	$0.000	$0.1414	52.9%	0.00%	0.00%	47.1%
Fiscal YTD		$0.6000	$0.3172	$0.0000	$0.0000	$0.2828	52.9%	0.00%	0.00%	47.1%

Common Share Information (continued)

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

					Annualized		Cumulative
Fund	Inception Date	Latest Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	Since Inception Return on NAV	Fiscal YTD Distribution Rate	Fiscal YTD Return on NAV	Fiscal YTD Distribution Rate on NAV
NMAI	Nov-2021	$0.3000	$0.6000	$13.38	(12.82)%	8.97%	1.97%	4.48%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

The Fund’s Board of Trustees authorized an open-market share repurchase program, allowing the Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Fund did not repurchase any of its outstanding common shares. As of June 30, 2023 (and since the inception of the Fund’s repurchase programs), the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

NMAI
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	3,340,000

OTHER COMMON SHARE INFORMATION

As of June 30, 2023, the Fund’s common share price was trading at a premium/(discount) to its common share NAV and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

NMAI
Common share NAV	$13.68
Common share price	$11.66
Premium/(Discount) to NAV	(14.77)%
Average premium/(discount) to NAV	(14.16)%

About the Fund’s Benchmarks

∎

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

MSCI ACWI Index (Net): An Index designed to measure the performance of large and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

NMAI Blended Benchmark: Consists of: 1) 50% MSCI ACWI Index (Net) (defined herein), and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500® Index: An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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NMAI	Nuveen Multi-Asset Income Fund Performance Overview and Holding Summaries as of June 30, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
NMAI at Common Share NAV	6.55%	5.41%	(9.70)%
NMAI at Common Share Price	6.84%	6.09%	(14.79)%
S&P 500® Index	16.89%	19.59%	(2.74)%
NMAI Blended Benchmark	9.62%	12.92%	(5.89)%
*

For purposes of Fund performance, relative results are measured against the NMAI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% MSCI ACWI Index (Net) and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index.

Since inception returns are from 11/22/21. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	58.4%
Asset-Backed and Mortgage-Backed Securities	17.9%
Variable Rate Senior Loan Interests	12.7%
Exchange-Traded Funds	11.9%
Real Estate Investment Trust Common Stocks	9.4%
Emerging Market Debt And Foreign Corporate Bonds	9.1%
$1000 Par (or similar) Institutional Preferred	9.1%
Contingent Capital Securities	6.2%
$25 Par (or similar) Retail Preferred	3.9%
Corporate Bonds	1.8%
Warrants	0.1%
Options Purchased	0.0%
Investment Companies	0.1%
Repurchase Agreements	4.8%
Other Assets Less Liabilities	(1.6)%
Borrowings	(30.5)%
Reverse Repurchase Agreements	(13.3)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	1.2%
AA	2.4%
A	1.2%
BBB	30.6%
BB or Lower	37.4%
N/R	27.2%
Total	100%

Portfolio Composition1

(% of total investments)

Asset-Backed and Mortgage-Backed Securities	12.3%
Banks	9.7%
Equity Real Estate Investment Trusts	6.5%
Emerging Market Debt And Foreign Corporate Bonds	6.3%
Oil, Gas & Consumable Fuels	4.9%
Electric Utilities	3.0%
Pharmaceuticals	2.9%
Insurance	2.5%
Semiconductors & Semiconductor Equipment	2.4%
Software	2.2%
Transportation Infrastructure	2.2%
Hotels, Restaurants & Leisure	1.9%
Capital Markets	1.8%
Health Care Providers & Services	1.4%
Multi-Utilities	1.2%
Media	1.2%
Automobiles	1.1%
Beverages	1.1%
Health Care Equipment & Supplies	1.1%
Industrial Conglomerates	1.0%
Commercial Services & Supplies	1.0%
Ground Transportation	1.0%
Other	19.8%
Exchange-Traded Funds	8.2%
Investment Companies	0.0%
Repurchase Agreements	3.3%
Total	100%

Top Five Issuers

(% of total investments)

Fannie Mae Pool	7.7%
iShares Core MSCI Emerging Markets ETF	5.9%
Vanguard Short-Term Bond ETF	2.0%
Ginnie Mae II Pool	1.5%
Prologis Inc	0.8%

Country Allocation2

(% of total investments)

United States	64.9%
Japan	3.4%
United Kingdom	3.3%
France	3.2%
Netherlands	2.1%
Canada	2.0%
Australia	1.8%
Germany	1.7%
China	1.4%
Spain	1.3%
Mexico	1.3%
Other	13.6%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the table above.
2	Includes 6.3% (as a percentage of total investments) in emerging market countries.

Shareholder Meeting Report

The annual meeting of shareholders was held on May 8, 2023 for NMAI; at this meeting the shareholders were asked to elect Board members.

NMAI
Common Shares
Approval of the Board Members was reached as follows:
Amy B.R. Lancellotta
For	23,916,638
Withhold	2,923,258
Total	26,839,896
John K. Nelson
For	23,623,520
Withhold	3,216,376
Total	26,839,896
Terence J. Toth
For	23,986,944
Withhold	2,852,952
Total	26,839,896
Robert L. Young
For	23,629,496
Withhold	3,210,400
Total	26,839,896

NMAI	Nuveen Multi-Asset Income Fund Portfolio of Investments June 30, 2023
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 140.6% (96.7% of Total Investments)

	COMMON STOCKS – 58.4% (40.2% of Total Investments)

	Aerospace & Defense – 1.0%

20,515	Airbus SE	$2,966,095
1,350	Boeing Co/The (2)	285,066
80,900	Embraer SA (2)	313,246
295	Northrop Grumman Corp	134,461
7,286	Raytheon Technologies Corp (3)	713,737
	Total Aerospace & Defense	4,412,605

	Air Freight & Logistics – 0.5%

13,619	Deutsche Post AG	665,455
5,444	DSV A/S	1,143,465
1,643	United Parcel Service Inc, Class B	294,508
	Total Air Freight & Logistics	2,103,428

	Automobiles – 1.1%

970,200	Astra International Tbk PT	440,061
208,000	Geely Automobile Holdings Ltd	255,392
8,284	Tesla Inc (2), (3)	2,168,503
143,100	Toyota Motor Corp (2)	2,299,915
	Total Automobiles	5,163,871

	Banks – 3.8%

207,459	Banco Bilbao Vizcaya Argentaria SA	1,593,846
20,287	Bank of America Corp	582,034
851,500	Bank Rakyat Indonesia Persero Tbk PT	310,875
15,721	BNP Paribas SA	992,089
15,355	Commonwealth Bank of Australia	1,027,968
1,904	Credicorp Ltd	281,107
60,700	Grupo Financiero Banorte SAB de CV	500,756
12,413	HDFC Bank Ltd, ADR	865,186
116,179	ING Groep NV	1,566,278
20,012	JPMorgan Chase & Co	2,910,545
7,006	KB Financial Group Inc	254,281
182,300	Mitsubishi UFJ Financial Group Inc	1,343,747
73,493	Nordea Bank Abp	800,555
2,458	PNC Financial Services Group Inc/The	309,585
47,300	Sumitomo Mitsui Financial Group Inc	2,027,251
5,860	Truist Financial Corp	177,851
45,030	Wells Fargo & Co (3)	1,921,880
	Total Banks	17,465,834

	Beverages – 1.3%

16,896	Coca-Cola Co/The (3)	1,017,477
12,019	Diageo PLC	516,708
17,821	Fomento Economico Mexicano SAB de CV, Sponsored ADR	1,975,280
10,798	Heineken NV	1,110,429
11,972	Keurig Dr Pepper Inc	374,364
13,515	Monster Beverage Corp (2), (3)	776,302
2,127	PepsiCo Inc	393,963
	Total Beverages	6,164,523

	Biotechnology – 0.2%

5,881	AbbVie Inc	792,347
	Total Biotechnology	792,347

	Broadline Retail – 1.2%

153,900	Alibaba Group Holding Ltd (2)	1,602,072
13,966	Alibaba Group Holding Ltd, Sponsored ADR (2)	1,164,066

Shares	Description (1)	Value

	Broadline Retail (continued)

17,532	Amazon.com Inc (2), (4)	$2,285,472
1	Belk Inc (2)	8
26,200,400	GoTo Gojek Tokopedia Tbk PT (2)	193,352
20,400	JD.com Inc, Class A	347,913
2,158	PDD Holdings Inc (2)	149,204
	Total Broadline Retail	5,742,087

	Building Products – 0.6%

1,242	Allegion plc	149,065
18,804	Cie de Saint-Gobain	1,144,907
4,200	Daikin Industries Ltd	860,602
3,188	Masco Corp (3)	182,928
2,208	Trane Technologies PLC	422,302
	Total Building Products	2,759,804

	Capital Markets – 0.7%

473	BlackRock Inc	326,909
9,105	Charles Schwab Corp/The	516,072
1,339	Goldman Sachs Group Inc/The	431,881
7,800	Hong Kong Exchanges & Clearing Ltd	295,534
1,359	Intercontinental Exchange Inc	153,676
10,116	Morgan Stanley (3)	863,906
552	S&P Global Inc	221,291
24,700	SBI Holdings Inc	476,363
	Total Capital Markets	3,285,632

	Chemicals – 1.2%

1,508	Celanese Corp	174,626
15,193	Corteva Inc (3)	870,559
5,183	DuPont de Nemours Inc (3)	370,274
1,441	International Flavors & Fragrances Inc	114,689
2,108	Linde PLC	803,317
7,992	Linde PLC	3,048,067
	Total Chemicals	5,381,532

	Commercial Banks – 0.1%

1,128,800	Bank Mandiri Persero Tbk PT	392,830
	Total Commercial Banks	392,830

	Commercial Services & Supplies – 0.8%

5,781	Casella Waste Systems Inc, Class A (2)	522,891
166,992	Cleanaway Waste Management Ltd	288,894
3,319	Republic Services Inc	508,371
9,797	Waste Connections Inc (4)	1,400,285
5,961	Waste Management Inc	1,033,757
	Total Commercial Services & Supplies	3,754,198

	Communications Equipment – 0.2%

4,662	Avaya Holdings Corp (2), (5)	46,107
7,237	Cisco Systems Inc	374,442
1,213	Motorola Solutions Inc	355,749
	Total Communications Equipment	776,298

	Construction & Engineering – 0.7%

4,062	Eiffage SA	424,107
19,652	Ferrovial SE	621,240
20,047	Vinci SA	2,329,370
	Total Construction & Engineering	3,374,717

	Construction Materials – 0.7%

34,441	CRH PLC	1,900,018
15,941	Heidelberg Materials AG	1,310,966
	Total Construction Materials	3,210,984

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Shares	Description (1)	Value

	Consumer Finance – 0.1%

3,944	American Express Co	$687,045
	Total Consumer Finance	687,045

	Consumer Staples Distribution & Retail – 0.7%

2,295	Costco Wholesale Corp (3)	1,235,582
1,069	Dollar General Corp	181,495
10,230	Walmart Inc (3)	1,607,951
	Total Consumer Staples Distribution & Retail	3,025,028

	Containers & Packaging – 0.3%

12,237	Crown Holdings Inc (3)	1,063,028
922	Packaging Corp of America	121,852
	Total Containers & Packaging	1,184,880

	Diversified Telecommunication Services – 0.5%

23,745	Cellnex Telecom SA	959,388
11,544	IHS Holding Ltd (2), (3)	112,900
17,899	Infrastrutture Wireless Italiane SpA	236,272
212,430	Koninklijke KPN NV	758,369
80,000	NETLINK NBN TRUST	50,632
	Total Diversified Telecommunication Services	2,117,561

	Electric Utilities – 3.7%

6,742	American Electric Power Co Inc	567,676
66,500	CK Infrastructure Holdings Ltd	352,722
40,500	CLP Holdings Ltd	315,438
31,156	Contact Energy Ltd	155,068
9,199	Duke Energy Corp	825,518
113,541	EDP-Energias de Portugal SA	554,950
660	Elia Group SA/NV	83,856
4,584	Emera Inc	188,793
16,019	Endesa SA	344,210
300,642	Enel SpA	2,027,056
33,019	Exelon Corp (3)	1,345,194
14,432	Hydro One Ltd	412,343
61,958	Iberdrola SA	809,097
30,866	Infratil Ltd	192,595
34,559	NextEra Energy Inc (3)	2,564,278
2,701	Orsted AS	256,061
31,135	PG&E Corp (2), (3)	538,013
4,500	Power Assets Holdings Ltd	23,623
19,809	PPL Corp	524,146
31,183	Southern Co/The (4)	2,190,606
19,263	SSE PLC	451,719
97,349	Terna-Rete Elettrica Nazionale	830,305
20,948	Xcel Energy Inc (3)	1,302,337
	Total Electric Utilities	16,855,604

	Electrical Equipment – 0.3%

18,281	Contemporary Amperex Technology Co Ltd, Class A	577,611
3,763	Eaton Corp PLC (3)	756,739
	Total Electrical Equipment	1,334,350

	Electronic Equipment, Instruments & Components – 0.4%

21,000	Delta Electronics Inc	232,729
150,400	Foxconn Industrial Internet Co Ltd, Class A	521,698
1,500	Keyence Corp	712,735
3,332	TE Connectivity Ltd (3)	467,013
	Total Electronic Equipment, Instruments & Components	1,934,175

	Energy Equipment & Services – 0.2%

7,238	Quarternorth Energy Holding Inc (2)	814,275
7,368	Transocean Ltd (2)	51,650
	Total Energy Equipment & Services	865,925

Shares	Description (1)	Value

	Entertainment – 0.9%

67,358	HUYA Inc, ADR (2)	$241,142
37,110	Nintendo Co Ltd	1,691,782
14,395	Sea Ltd, ADR (2)	835,486
16,953	Universal Music Group NV	376,607
10,450	Walt Disney Co/The (2), (3)	932,976
	Total Entertainment	4,077,993

	Financial Services – 0.7%

2,227	Berkshire Hathaway Inc, Class B (2), (3)	759,407
2,177	Fidelity National Information Services Inc	119,082
3,638	Fiserv Inc (2), (3)	458,934
694	Mastercard Inc	272,950
32,100	ORIX Corp	585,381
4,075	Visa Inc, Class A (3)	967,731
	Total Financial Services	3,163,485

	Food & Staples Retailing – 0.2%

124,900	Cia Brasileira de Distribuicao (2)	488,050
146,783	Sendas Distribuidora S/A	421,508
	Total Food & Staples Retailing	909,558

	Food Products – 0.2%

7,072	Mondelez International Inc, Class A	515,832
5,314	Nestle SA	639,229
	Total Food Products	1,155,061

	Gas Utilities – 0.3%

2,688	AltaGas Ltd	48,292
56,507	APA Group	365,598
213,000	Hong Kong & China Gas Co Ltd	184,456
60,271	Italgas SpA	357,326
78,841	Snam SpA	412,050
	Total Gas Utilities	1,367,722

	Ground Transportation – 1.2%

5,518	Canadian National Railway Co (3)	668,064
5,775	Canadian Pacific Railway Ltd	466,447
3,100	Central Japan Railway Co	388,403
17,674	CSX Corp	602,683
17,000	East Japan Railway Co	942,709
21,350	Localiza Rent a Car SA	305,433
783	Norfolk Southern Corp	177,553
10,183	Union Pacific Corp (3)	2,083,646
	Total Ground Transportation	5,634,938

	Health Care Equipment & Supplies – 1.1%

14,127	Abbott Laboratories	1,540,125
14,925	Boston Scientific Corp (2), (3)	807,293
6,012	EssilorLuxottica SA	1,133,684
4,540	Medtronic PLC	399,974
3,042	Stryker Corp	928,084
998	Zimmer Biomet Holdings Inc	145,309
	Total Health Care Equipment & Supplies	4,954,469

	Health Care Providers & Services – 0.7%

1,724	Cigna Group/The	483,754
1,676	Elevance Health Inc	744,630
1,501	HCA Inc	455,524
12,280	Millennium Health LLC (2), (5)	1,756
11,534	Millennium Health LLC (2), (5)	496
3,601	UnitedHealth Group Inc (3)	1,730,785
	Total Health Care Providers & Services	3,416,945

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.0%

174,789	24 Hour Fitness Worldwide Inc (2)	$1,049
83,128	24 Hour Fitness Worldwide Inc (2)	499
116,034	Arcos Dorados Holdings Inc, Class A	1,189,348
87	Booking Holdings Inc (2)	234,929
3,109	Hilton Worldwide Holdings Inc	452,515
5,754	McDonald’s Corp	1,717,051
32,851	Melco Resorts & Entertainment Ltd (2)	401,111
438,000	Wynn Macau Ltd (2)	400,030
1,750	Wynn Resorts Ltd	184,817
	Total Hotels, Restaurants & Leisure	4,581,349

	Household Durables – 0.8%

64	NVR Inc (2)	406,440
35,300	Sony Group Corp	3,186,537
	Total Household Durables	3,592,977

	Household Products – 0.5%

9,739	Procter & Gamble Co/The (3)	1,477,796
13,330	Reckitt Benckiser Group PLC	1,001,759
	Total Household Products	2,479,555

	Independent Power and Renewable Electricity Producers – 0.7%

4,297	Clearway Energy Inc, Class C (3)	122,722
8,746	EDP Renovaveis SA	174,776
24,039	Meridian Energy Ltd	82,780
1,293	NextEra Energy Partners LP (3)	75,822
58,783	RWE AG	2,561,545
	Total Independent Power and Renewable Electricity Producers	3,017,645

	Industrial Conglomerates – 1.4%

46,600	Hitachi Ltd (2)	2,897,425
6,688	Honeywell International Inc (3)	1,387,760
12,220	Siemens AG	2,037,085
	Total Industrial Conglomerates	6,322,270

	Insurance – 0.7%

7,884	American International Group Inc	453,646
2,644	Chubb Ltd	509,129
3,315	Marsh & McLennan Cos Inc	623,485
4,706	MetLife Inc	266,030
44,000	Ping An Insurance Group Co of China Ltd	281,024
47,700	Ping An Insurance Group Co of China Ltd, Class A	304,989
1,882	Zurich Insurance Group AG	895,246
	Total Insurance	3,333,549

	Interactive Media & Services – 1.2%

8,517	Alphabet Inc, Class A (2), (3)	1,019,485
1,776	Alphabet Inc, Class C (2)	214,843
54,700	Baidu Inc, Class A (2)	932,950
6,057	Meta Platforms Inc (2), (3)	1,738,238
38,300	Tencent Holdings Ltd	1,623,965
	Total Interactive Media & Services	5,529,481

	Internet & Direct Marketing Retail – 0.0%

15,692	Baozun Inc (2)	62,611
	Total Internet & Direct Marketing Retail	62,611

	IT Services – 0.2%

1,910	Accenture PLC, Class A (3)	589,388
20,880	Pagseguro Digital Ltd, Class A (2)	197,107
	Total IT Services	786,495

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.4%

945	Danaher Corp	$226,800
2,589	Lonza Group AG	1,547,478
	Total Life Sciences Tools & Services	1,774,278

	Machinery – 0.4%

3,481	Caterpillar Inc (3)	856,500
634	Deere & Co	256,890
2,384	Dover Corp (3)	351,998
1,255	Parker-Hannifin Corp (3)	489,500
	Total Machinery	1,954,888

	Media – 0.3%

18,182	Comcast Corp, Class A	755,462
58,224	Grupo Televisa SAB, Sponsored ADR	298,689
655,185	Hibu plc (2), (5)	—
55,798	Vivendi SE	512,252
	Total Media	1,566,403

	Metals & Mining – 1.3%

42,765	BHP Group Ltd	1,285,600
33,854	Freeport-McMoRan Inc	1,354,160
427,808	Glencore PLC	2,425,619
20,002	Pan American Silver Corp	291,629
670	Reliance Steel & Aluminum Co	181,965
30,248	Vale SA, Sponsored ADR	405,928
	Total Metals & Mining	5,944,901

	Multiline Retail – 0.1%

382,900	Magazine Luiza SA (2)	269,490
	Total Multiline Retail	269,490

	Multi-Utilities – 1.4%

3,472	Ameren Corp	283,558
22,231	CenterPoint Energy Inc	648,034
13,042	CMS Energy Corp	766,218
4,185	Consolidated Edison Inc	378,324
14,423	Dominion Energy Inc	746,967
6,635	DTE Energy Co	729,983
6,355	E.ON SE	81,181
12,817	Engie SA	213,441
7,422	National Grid PLC, Sponsored ADR	499,723
17,298	NiSource Inc	473,100
68,200	Sembcorp Industries Ltd	290,604
1,593	Sempra Energy	231,925
4,559	Veolia Environnement SA	144,317
11,269	WEC Energy Group Inc (3)	994,377
	Total Multi-Utilities	6,481,752

	Oil, Gas & Consumable Fuels – 6.0%

31,454	Antero Resources Corp (2), (3)	724,386
80,530	BP PLC	468,876
13,214	Cheniere Energy Inc (3)	2,013,285
5,035	Chevron Corp	792,257
5,947	ConocoPhillips	616,169
5,363	Diamondback Energy Inc (3)	704,484
6,436	DT Midstream Inc	319,033
57,918	Enbridge Inc (3)	2,151,654
16,172	Energy Transfer LP	205,384
12,184	Enterprise Products Partners LP	321,048
4,421	EOG Resources Inc	505,939
60,534	Equinor ASA	1,762,680
29,650	Exxon Mobil Corp (3)	3,179,962

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

16,451	Gibson Energy Inc	$258,671
7,993	Keyera Corp	184,326
29,270	Kinder Morgan Inc (3)	504,029
5,049	MPLX LP	171,363
10,346	ONEOK Inc (3)	638,555
25,390	Pembina Pipeline Corp	798,259
1,252	Phillips 66	119,416
47,700	PTT Exploration & Production PCL	202,113
23,706	Reliance Industries Ltd, Sponsored GDR, 144A	1,476,884
124,213	Shell PLC	3,705,480
1,906	SK Innovation Co Ltd (2)	231,072
13,778	Targa Resources Corp	1,048,506
17,439	TC Energy Corp	704,800
19,756	TotalEnergies SE	1,134,086
75,600	Ultrapar Participacoes SA	298,251
9,492	Valero Energy Corp (3)	1,113,412
31,873	Williams Cos Inc/The	1,040,016
	Total Oil, Gas & Consumable Fuels	27,394,396

	Personal Care Products – 0.5%

232,201	Haleon PLC	953,061
4,760	Kenvue Inc (2)	125,759
13,300	Shiseido Co Ltd	602,885
10,980	Unilever PLC	571,775
	Total Personal Care Products	2,253,480

	Pharmaceuticals – 3.9%

26,944	AstraZeneca PLC	3,862,536
38,747	Bayer AG	2,144,842
20,235	Bristol-Myers Squibb Co	1,294,028
306,000	CSPC Pharmaceutical Group Ltd	266,305
67,500	Daiichi Sankyo Co Ltd	2,144,762
6,327	Johnson & Johnson (3)	1,047,245
11,597	Merck & Co Inc (3)	1,338,178
15,804	Novartis AG	1,593,350
24,332	Novo Nordisk A/S, Class B	3,930,584
6,061	Pfizer Inc	222,317
	Total Pharmaceuticals	17,844,147

	Professional Services – 0.3%

50,700	Infomart Corp	116,613
38,100	Recruit Holdings Co Ltd	1,215,974
	Total Professional Services	1,332,587

	Semiconductors & Semiconductor Equipment – 3.5%

1,771	Analog Devices Inc (3)	345,009
2,524	Applied Materials Inc	364,819
3,528	ASML Holding NV	2,558,960
3,087	Bright Bidco BV (2)	1,377
4,217	Bright Bidco BV (2), (5)	1,721
2,363	Broadcom Inc (3)	2,049,737
2,438	Intel Corp	81,527
299	Lam Research Corp	192,215
30,000	MediaTek Inc	664,075
3,762	Micron Technology Inc	237,420
6,549	NVIDIA Corp (3)	2,770,358
1,480	NXP Semiconductors NV	302,926
13,000	Silergy Corp	161,943
15,323	SK Hynix Inc	1,346,346
120,000	Taiwan Semiconductor Manufacturing Co Ltd	2,216,798
22,412	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR (3)	2,261,819
1,503	Texas Instruments Inc	270,570
	Total Semiconductors & Semiconductor Equipment	15,827,620

Shares	Description (1)	Value

	Software – 1.7%

21,660	Avaya Inc (2)	$270,750
14,730	Microsoft Corp (3)	5,016,154
4,494	Oracle Corp	535,190
4,338	Salesforce Inc (2), (3)	916,446
1,542	ServiceNow Inc (2), (3)	866,558
	Total Software	7,605,098

	Specialty Retail – 0.3%

2,864	Home Depot Inc/The (3)	889,673
1,226	Lowe’s Cos Inc	276,708
2,984	TJX Cos Inc/The	253,013
	Total Specialty Retail	1,419,394

	Technology Hardware, Storage & Peripherals – 1.3%

21,878	Apple Inc (3)	4,243,676
33,368	Samsung Electronics Co Ltd	1,837,350
	Total Technology Hardware, Storage & Peripherals	6,081,026

	Textiles, Apparel & Luxury Goods – 1.0%

3,073	Kering SA	1,696,908
1,133	LVMH Moet Hennessy Louis Vuitton SE	1,068,319
13,644	Moncler SpA	943,998
7,405	NIKE Inc, Class B (3)	817,290
	Total Textiles, Apparel & Luxury Goods	4,526,515

	Tobacco – 0.1%

6,172	Philip Morris International Inc	602,511
	Total Tobacco	602,511

	Trading Companies & Distributors – 0.4%

15,091	Ashtead Group PLC	1,046,271
1,537	United Rentals Inc (3)	684,534
	Total Trading Companies & Distributors	1,730,805

	Transportation Infrastructure – 3.0%

15,413	Aena SME SA	2,494,542
3,564	Aeroports de Paris	512,118
155,061	Atlas Arteria Ltd	643,965
262,870	Auckland International Airport Ltd (2)	1,381,504
112,000	China Merchants Port Holdings Co Ltd	158,444
41,688	Enav SpA	177,631
4,577	Flughafen Zurich AG	952,032
5,057	Fraport AG Frankfurt Airport Services Worldwide (2)	269,935
54,376	Getlink SE	925,363
5,826	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	494,278
3,973	Grupo Aeroportuario del Pacifico SAB de CV, ADR	710,055
47,480	International Container Terminal Services Inc	175,364
18,900	Japan Airport Terminal Co Ltd	854,871
19,200	Kamigumi Co Ltd	435,339
52,240	Port of Tauranga Ltd	200,323
113,604	Qube Holdings Ltd	216,525
320,300	Transurban Group	3,049,693
	Total Transportation Infrastructure	13,651,982

	Water Utilities – 0.3%

4,286	American Water Works Co Inc	611,827
23,511	Severn Trent PLC	766,464
	Total Water Utilities	1,378,291

	Wireless Telecommunication Services – 0.1%

2,719	T-Mobile US Inc (2)	377,669
	Total Wireless Telecommunication Services	377,669
	Total Common Stocks (cost $238,955,317)	267,188,594

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 17.9% (12.3% of Total Investments)

$ 560	Connecticut Avenue Securities Trust 2022-R03, (SOFR30A reference rate + 3.500% spread), 2022 R03, 144A (7)	8.567%	3/25/42	BBB-	$572,182
410	Connecticut Avenue Securities Trust 2022-R04, (SOFR30A reference rate + 3.100% spread), 2022 R04, 144A (7)	8.167%	3/25/42	BBB-	414,520
60	Connecticut Avenue Securities Trust 2022-R05, (SOFR30A reference rate + 3.000% spread), 2022 R05, 144A (7)	8.067%	4/25/42	Baa3	59,838
970	Connecticut Avenue Securities Trust 2022-R06, (SOFR30A reference rate + 3.850% spread), 2022 R06, 144A (7)	8.917%	5/25/42	BBB-	1,000,278
300	Connecticut Avenue Securities Trust 2022-R07, (SOFR30A reference rate + 4.650% spread), 2022 R07, 144A (7)	9.717%	6/25/42	Aaa	317,590
35	Connecticut Avenue Securities Trust 2022-R08, (SOFR reference rate + 3.600% spread), 2022 R08, 144A (7)	8.667%	7/25/42	BBB-	35,789
105	Connecticut Avenue Securities Trust 2022-R09, (SOFR30A reference rate + 4.750% spread), 2022 R09, 144A (7)	9.817%	9/25/42	Baa3	110,766
425	Connecticut Avenue Securities Trust 2023-R01, (SOFR30A reference rate + 3.750% spread), 2023 R01, 144A (7)	8.817%	12/25/42	BBB-	436,221
2,892	Fannie Mae Pool, FN MA4805, 2022 1 (8)	4.500%	11/01/52	N/R	2,780,839
2,845	Fannie Mae Pool, FN MA4655 (8)	4.000%	7/01/52	N/R	2,671,414
2,901	Fannie Mae Pool, FN MA4783 (8)	4.000%	10/01/52	N/R	2,722,630
3,491	Fannie Mae Pool, FN MA4305, 2021 MTGE (8)	2.000%	4/01/51	N/R	2,858,521
1,336	Fannie Mae Pool, FN CB3599 (8)	3.500%	5/01/52	N/R	1,217,474
983	Fannie Mae Pool, FN MA4644, 2022 1 (8)	4.000%	5/01/52	N/R	922,685
1,784	Fannie Mae Pool, FN CB2839 (8)	2.000%	2/01/52	N/R	1,463,688
2,175	Fannie Mae Pool, FN FS0522 (8)	2.500%	2/01/52	N/R	1,859,508
1,411	Fannie Mae Pool, FN MA4919 (8)	5.500%	2/01/53	N/R	1,404,477
1,502	Fannie Mae Pool, FN MA4626 (8)	4.000%	6/01/52	N/R	1,410,387
4,294	Fannie Mae Pool, FN MA4737, 2022 1 (8)	5.000%	8/01/52	N/R	4,212,013
1,374	Fannie Mae Pool, FN CB2804 (8)	2.500%	2/01/52	N/R	1,174,276
2,064	Fannie Mae Pool, FN MA4700, 2022 1 (8)	4.000%	7/01/52	N/R	1,937,465
5,051	Fannie Mae Pool, FN BW3382 (8)	4.500%	7/01/52	N/R	4,857,297
1,811	Fannie Mae Pool, FN MA4797 (8)	4.000%	11/01/37	N/R	1,747,801
532	Fannie Mae Pool, FN BW3383 (8)	4.500%	7/01/52	N/R	511,545
811	Fannie Mae Pool, FN CB2281 (8)	2.000%	12/01/51	N/R	664,846
758	Fannie Mae Pool, FN MA4785 (8)	5.000%	10/01/52	N/R	742,693
1,847	Fannie Mae Pool, FN FS1535 (8)	3.000%	4/01/52	N/R	1,633,170
4,499	Fannie Mae Pool, FN MA4600, 2022 2 (8)	3.500%	5/01/52	N/R	4,100,281
3,457	Fannie Mae Pool, FN MA4732 (8)	4.000%	9/01/52	N/R	3,244,561
3,747	Fannie Mae Pool, FN FS1533 (8)	3.000%	4/01/52	N/R	3,317,956
3,731	Fannie Mae Pool, FN MA4733 (8)	4.500%	9/01/52	N/R	3,587,325
1,580	Freddie Mac Pool, FR SD0922 (8)	2.500%	3/01/52	N/R	1,350,893
981	Freddie Mac Pool, FR QE5382 (8)	4.500%	7/01/52	N/R	943,120
879	Freddie Mac Pool, FR SB8190 (8)	4.500%	11/01/37	N/R	862,071
1,168	Freddie Mac REMICS, 2021 5160	3.000%	9/25/50	N/R	827,215
815	Freddie Mac STACR REMIC Trust 2022-DNA2, (SOFR30A reference rate + 2.400% spread), 2022 DNA2, 144A (7)	7.467%	2/25/42	BBB	806,194
695	Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A reference rate + 2.900% spread), 2022 DNA3, 144A (7)	7.967%	4/25/42	BBB	694,721
500	Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A reference rate + 4.350% spread), 2022 DNA3, 144A (7)	9.417%	4/25/42	BB	515,782
275	Freddie Mac STACR REMIC Trust 2022-DNA4, (SOFR30A reference rate + 3.350% spread), 2022 DNA4, 144A (7)	8.417%	5/25/42	BBB-	278,421
1,000	Freddie Mac STACR REMIC Trust 2022-DNA5, (SOFR30A reference rate + 4.500% spread), 2022 DNA5, 144A (7)	9.567%	6/25/42	BBB-	1,051,231
75	Freddie Mac STACR REMIC Trust 2022-HQA3, (SOFR30A reference rate + 3.550% spread), 2022 HQA3, 144A (7)	8.617%	8/25/42	Baa3	76,137
1,534	Ginnie Mae II Pool, G2 MA8149 (8)	3.500%	7/20/52	N/R	1,415,671
4,882	Ginnie Mae II Pool, G2 MA8043 (8)	3.000%	5/20/52	N/R	4,365,702
759	Ginnie Mae II Pool, G2 MA8428 (8)	5.000%	11/20/52	N/R	747,016
966	Ginnie Mae II Pool, G2 MA8200 (8)	4.000%	8/20/52	N/R	914,380
515	Ginnie Mae II Pool, G2 MA7871, 2022 1 (8)	2.500%	2/20/52	N/R	428,393
2,620	Ginnie Mae II Pool, G2 MA8042 (8)	2.500%	5/20/52	N/R	2,268,967
431	Government National Mortgage Association, 2022 174	4.500%	9/20/52	N/R	396,186
232	Government National Mortgage Association, 2021 209	3.000%	11/20/51	N/R	170,313

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$244	Government National Mortgage Association, 2022 124			4.000%	7/20/52	N/R	$202,014
914	Government National Mortgage Association, 2013 188 (8)			2.500%	12/20/43	N/R	808,591
901	GS Mortgage-Backed Securities Corp Trust 2022-PJ2, 2022 PJ2, 144A			3.000%	6/25/52	Aa1	726,856
314	GS Mortgage-Backed Securities Trust 2021-PJ10, 2021 PJ10, 144A			2.500%	3/25/52	Aa1	243,094
460	GS Mortgage-Backed Securities Trust 2022-GR2, 2022 GR2, 144A			3.000%	8/26/52	Aa1	372,018
326	GS Mortgage-Backed Securities Trust 2022-HP1, 2022 HP1, 144A			3.000%	9/25/52	Aa1	263,825
546	GS Mortgage-Backed Securities Trust 2022-INV1, 2022 INV1, 144A			3.000%	7/25/52	Aa1	442,403
264	GS Mortgage-Backed Securities Trust 2022-PJ5, 2022 PJ5, 144A			3.000%	10/25/52	Aa1	213,056
274	GS Mortgage-Backed Securities Trust 2023-PJ1, 2023 PJ1, 144A			3.500%	2/25/53	Aa1	232,473
250	Industrial DPR Funding Ltd, 2022 1A, 144A			5.380%	4/15/34	BBB	212,237
371	J.P. Morgan Mortgage Trust 2022-4, 2022 4, 144A			3.000%	10/25/52	AA+	300,231
232	J.P. Morgan Mortgage Trust 2022-6, 2022 6, 144A			3.000%	11/25/52	Aa1	187,809
575	J.P. Morgan Mortgage Trust 2022-INV3, 2022 INV3, 144A			3.000%	9/25/52	AAA	467,418
141	J.P. Morgan Mortgage Trust 2022-LTV2, 2022 LTV2, 144A			3.500%	9/25/52	AA+	118,781
1,802	JP Morgan Mortgage Trust, 2022 LTV1, 144A (3)			3.250%	7/25/52	Aaa	1,508,779
1,279	JP Morgan Mortgage Trust 2022-2, 2022 2, 144A (3)			3.000%	8/25/52	Aa1	1,035,274
801	JP Morgan Mortgage Trust 2022-3, 2022 3, 144A			3.000%	8/25/52	Aa1	646,266
311	OBX 2022-INV5 Trust, 2022 INV5, 144A			4.000%	10/25/52	Aa1	270,261
727	RCKT Mortgage Trust 2022-2, 2022 2, 144A			2.500%	2/25/52	AAA	566,121
95	RCKT Mortgage Trust 2022-3, 2022 3, 144A			3.000%	5/25/52	Aa1	76,700
196	RCKT Mortgage Trust 2022-4, 2022 4, 144A			3.500%	6/25/52	Aa1	164,930
121	Wells Fargo Mortgage Backed Securities 2021-2 Trust, 2021 2, 144A			2.500%	6/25/51	AAA	93,544
188	Wells Fargo Mortgage Backed Securities 2022-2 Trust, 2022 2, 144A			2.500%	12/25/51	AAA	146,004
231	Wells Fargo Mortgage Backed Securities 2022-INV1 Trust, 2022 INV1, 144A			3.500%	3/25/52	AAA	194,151
138	Wells Fargo Mortgage Backed Securities 2022-INV1 Trust, 2022 INV1, 144A			3.000%	3/25/52	AAA	112,177
	Total Asset-Backed and Mortgage-Backed Securities (cost $85,952,022)						81,707,462

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 12.7% (8.7% of Total Investments) (9)

	Aerospace & Defense – 0.0%

$ 88	TransDigm, Inc., Term Loan I	8.492%	SOFR90A	3.250%	8/24/28	Ba3	$88,540
	Total Aerospace & Defense						88,540

	Automobile Components – 0.1%

237	Adient US LLC, Term Loan B	8.334%	SOFR30A	3.250%	4/08/28	BB+	236,829
390	Clarios Global LP, Term Loan	8.852%	SOFR30A	3.750%	4/20/30	B+	389,573
21	DexKo Global Inc., Term Loan	9.288%	3-Month LIBOR	3.750%	10/04/28	B1	20,630
37	DexKo Global Inc., Term Loan B	9.253%	SOFR90A	3.750%	10/04/28	B2	35,708
	Total Automobile Components						682,740

	Beverages – 0.2%

41	City Brewing Company, LLC, Term Loan	8.760%	3-Month LIBOR	3.500%	4/05/28	CCC	26,855
221	Naked Juice LLC, Term Loan	8.448%	SOFR30A + SOFR90A + 3-Month LIBOR	3.250%	1/20/29	B2	206,855
33	Naked Juice LLC, Term Loan , (DD1)	7.550%	3-Month LIBOR	3.250%	1/20/29	B2	30,563
164	Naked Juice LLC, Term Loan, Second Lien	11.342%	SOFR90A	6.000%	1/20/30	CCC	132,057
248	Sunshine Investments B.V., Term Loan	9.336%	SOFR90A	4.250%	5/05/29	B+	248,128
271	Triton Water Holdings, Inc, Term Loan	5.242%	3-Month LIBOR	0.000%	3/31/28	B	262,417
	Total Beverages						906,875

	Biotechnology – 0.0%

72	Grifols Worldwide Operations USA, Inc., Term Loan B	7.414%	SOFR90A	2.000%	11/15/27	BB+	70,965
	Total Biotechnology						70,965

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	Broadline Retail – 0.0%

$ 8	Belk, Inc., Term Loan, (cash 5.000%, PIK 8.000%)	15.299%	3-Month LIBOR	10.000%	7/31/25	C	$1,127
2	Belk, Inc., Term Loan	12.976%	3-Month LIBOR	7.500%	7/31/25	CCC	1,381
	Total Broadline Retail						2,508

	Building Products – 0.1%

150	Chamberlain Group Inc, Term Loan B	8.452%	SOFR30A	3.250%	10/22/28	B	147,046
19	Cornerstone Building Brands, Inc., Term Loan B	8.497%	SOFR30A	3.250%	4/12/28	B	18,737
166	Quikrete Holdings, Inc., Term Loan, First Lien	7.842%	1-Month LIBOR	2.625%	1/31/27	Ba2	165,591
70	SRS Distribution Inc, Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	N/R	68,469
206	Standard Industries Inc., Term Loan B	7.692%	SOFR30A	2.500%	9/22/28	BBB-	205,724
64	Zurn Holdings, Inc., Term Loan B	7.193%	1-Month LIBOR	2.000%	10/04/28	BB+	63,910
	Total Building Products						669,477

	Chemicals – 0.2%

185	Axalta Coating Systems Dutch Holding B B.V, Term Loan B	8.242%	SOFR90A	3.000%	12/08/29	BBB-	185,120
137	Diamond (BC) B.V., Term Loan B	7.945%	SOFR30A + SOFR90A	2.750%	9/29/28	Ba3	136,615
189	Discovery Purchaser Corporation, Term Loan	9.617%	SOFR90A	4.375%	8/03/29	B-	181,189
35	INEOS Quattro Holdings UK Ltd, Term Loan	8.952%	SOFR30A	3.750%	3/03/30	BB	35,000
78	INEOS Styrolution US Holding LLC, Term Loan B	7.967%	SOFR30A	2.750%	1/29/26	BB+	78,233
15	Starfruit Finco B.V, Term Loan	8.990%	SOFR90A	4.000%	3/03/28	BB-	14,931
296	Trinseo Materials Operating S.C.A., Term Loan	7.538%	1-Month LIBOR	2.000%	9/09/24	Ba3	286,795
1	W.R. Grace & Co.-Conn., Term Loan B	9.313%	3-Month LIBOR	3.750%	9/22/28	BB+	1,229
	Total Chemicals						919,112

	Commercial Services & Supplies – 0.4%

182	Amentum Government Services Holdings LLC, Term Loan	9.147%	SOFR30A	4.000%	2/07/29	B	178,571
197	Anticimex International AB, Term Loan B1	8.517%	SOFR90A + 3-Month LIBOR	3.466%	11/16/28	B	194,846
220	Covanta Holding Corporation, Term Loan B	7.602%	SOFR30A	2.500%	11/30/28	BB	218,894
17	Covanta Holding Corporation, Term Loan C	7.602%	SOFR30A	2.500%	11/30/28	BB	16,604
250	Garda World Security Corporation, Term Loan B	9.427%	SOFR30A	4.250%	10/30/26	BB	249,062
322	GFL Environmental Inc., Term Loan	8.145%	SOFR30A	3.000%	5/30/25	BB-	322,324
241	Prime Security Services Borrower, LLC, Term Loan	7.943%	1-Month LIBOR	2.750%	9/23/26	BB	240,786
238	West Corporation, Term Loan B3	9.250%	SOFR90A	4.000%	4/10/27	B1	216,034
47	WIN Waste Innovations Holdings, Inc., Term Loan B, (DD1)	7.967%	SOFR30A	2.750%	3/25/28	B3	40,621
	Total Commercial Services & Supplies						1,677,742

	Communications Equipment – 0.2%

253	CommScope, Inc., Term Loan B	8.443%	1-Month LIBOR	3.250%	4/04/26	B1	243,258
235	Delta TopCo, Inc., Term Loan B	9.069%	SOFR180A	3.750%	12/01/27	B2	227,701
99	EOS Finco Sarl, Term Loan	10.909%	TSFR3M	6.000%	8/03/29	B	98,795
151	MLN US HoldCo LLC, Term Loan B2	11.782%	TSFR3M	6.700%	10/18/27	N/R	76,072
261	MLN US HoldCo LLC, Term Loan, First Lien	9.838%	SOFR90A	4.500%	11/30/25	CCC-	62,603
375	Riverbed Technology, Inc., Exit Term Loan, (cash 7.000%, PIK 2.000%)	8.887%	3+12-Month LIBOR	5.333%	12/07/26	Caa3	101,656
124	ViaSat, Inc., Term Loan	9.602%	SOFR30A	4.500%	3/04/29	BB+	120,115
	Total Communications Equipment						930,200

Principal Amount (000)		Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

		Construction & Engineering – 0.0%

$ 3		AECOM, Term Loan B	6.967%	SOFR30A	1.750%	4/13/28	BBB-	$2,793
197		Centuri Group, Inc, Term Loan B	7.709%	1+3-Month LIBOR	2.375%	8/27/28	Ba2	196,385
		Total Construction & Engineering						199,178

		Consumer Staples Distribution & Retail – 0.1%

125		Heritage Grocers Group LLC , (WI/DD)	TBD	TBD	TBD	TBD	B2	123,880
125		Heritage Grocers Group LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	121,563
349		US Foods, Inc., Term Loan B	7.943%	1-Month LIBOR	2.750%	11/22/28	BB+	349,525
57		US Foods, Inc., Term Loan B	7.193%	1-Month LIBOR	2.000%	9/13/26	BB+	56,681
		Total Consumer Staples Distribution & Retail						651,649

		Containers & Packaging – 0.1%

143		Clydesdale Acquisition Holdings Inc, Term Loan B	9.377%	SOFR30A	4.175%	3/30/29	B	141,534
44		Klockner-Pentaplast of America, Inc., Term Loan B, (DD1)	10.104%	SOFR180A	4.725%	2/09/26	B2	41,897
90		LABL, Inc., Term Loan, First Lien, (DD1)	10.202%	SOFR30A	5.100%	10/29/28	B2	89,231
147		Reynolds Group Holdings Inc., Term Loan B	8.467%	SOFR30A	3.250%	9/24/28	B+	147,115
95		Reynolds Group Holdings Inc., Term Loan B2	8.467%	SOFR30A	3.250%	2/05/26	B+	95,082
45		TricorBraun Holdings, Inc., Term Loan	8.467%	SOFR30A	3.250%	3/03/28	B2	43,680
		Total Containers & Packaging						558,539

		Diversified Consumer Services – 0.1%

159		AVSC Holding Corp., Term Loan B3, (cash 5.000%, PIK 10.000%)	15.000%	N/A	N/A	12/04/26	CCC+	165,691
258		Spin Holdco Inc., Term Loan	9.230%	3-Month LIBOR	4.000%	3/04/28	B-	222,770
		Total Diversified Consumer Services						388,461

		Diversified Financial Services – 0.0%

179		Ditech Holding Corporation, Term Loan	0.000%	N/A	N/A	12/19/22	N/R	19,668
		Total Diversified Financial Services						19,668

		Diversified Telecommunication Services – 0.5%

118		Altice France S.A., Term Loan B12	8.948%	3-Month LIBOR	3.688%	1/31/26	B2	111,469
211		Altice France S.A., Term Loan B13	9.321%	3-Month LIBOR	4.000%	8/14/26	B2	198,877
27		CenturyLink, Inc., Term Loan B	7.467%	SOFR30A	2.250%	3/15/27	BB	21,245
122		Cincinnati Bell, Inc., Term Loan B2	8.452%	SOFR30A	3.250%	11/23/28	BB-	116,876
258		Cyxtera DC Holdings, Inc., Term Loan, (DD1)	13.793%	TSFR3M	8.500%	12/07/23	N/R	257,172
1,020		Cyxtera DC Holdings, Inc., Term Loan B, (DD1) (11)	8.068%	TSFR3M	3.000%	5/01/24	D	519,048
437		Dawn Acquisition LLC, Term Loan , (DD1)	9.279%	3-Month LIBOR	3.750%	12/31/25	Caa1	269,786
240		Eagle Broadband Investments LLC, Term Loan	8.503%	3-Month LIBOR	3.000%	11/12/27	B+	237,350
376		Frontier Communications Corp., Term Loan B	9.000%	1-Month LIBOR	3.750%	10/08/27	BB+	365,646
—	(12)	Intelsat Jackson Holdings S.A., Term Loan B4 (11)	13.750%	3-Month LIBOR	5.500%	1/02/24	N/R	406
1		Intelsat Jackson Holdings S.A., Term Loan B5 (11)	8.625%	N/A	N/A	1/02/24	N/R	659
50		Level 3 Financing Inc., Term Loan B	6.967%	SOFR30A	1.750%	3/01/27	Ba2	46,703
		Total Diversified Telecommunication Services						2,145,237

		Electric Utilities – 0.3%

657		Talen Energy Supply, LLC, Term Loan B	9.590%	TSFR3M	4.500%	5/17/30	BB+	655,794
532		Talen Energy Supply, LLC, Term Loan C	9.590%	TSFR3M	4.500%	5/27/30	BB+	531,419
		Total Electric Utilities						1,187,213

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	Electronic Equipment, Instruments & Components – 0.0%

$ 137	Ingram Micro Inc., Term Loan B	9.044%	3-Month LIBOR	3.500%	7/02/28	BB+	$136,499
	Total Electronic Equipment, Instruments & Components						136,499

	Entertainment – 0.3%

839	AMC Entertainment Holdings, Inc., Term Loan B	8.218%	1-Month LIBOR	3.000%	4/22/26	B-	657,323
367	Crown Finance US, Inc., Term Loan (11)	0.000%	N/A	N/A	2/28/25	D	113,516
85	Crown Finance US, Inc., Term Loan (11)	0.000%	N/A	N/A	9/20/26	D	26,212
351	Diamond Sports Group, LLC, Term Loan, Second Lien (11)	8.314%	SOFR90A	3.250%	8/24/26	N/R	12,579
117	Lions Gate Capital Holdings LLC, Term Loan B	7.452%	SOFR30A	2.250%	3/24/25	Ba2	116,806
260	Springer Nature Deutschland GmbH, Term Loan B18	8.538%	SOFR90A	3.000%	8/14/26	BB+	259,864
	Total Entertainment						1,186,300

	Financial Services – 0.1%

154	Avolon TLB Borrower 1 (US) LLC, Term Loan B6	7.589%	SOFR30A	2.500%	6/22/28	Baa2	154,064
158	Trans Union, LLC, Term Loan B6	7.467%	SOFR30A	2.250%	12/01/28	BBB-	157,794
	Total Financial Services						311,858

	Food Products – 0.2%

262	8th Avenue Food & Provisions, Inc., Term Loan, First Lien	8.967%	SOFR30A	3.750%	10/01/25	CCC+	242,492
252	CHG PPC Parent LLC, Term Loan	8.239%	SOFR30A	3.000%	12/08/28	B1	250,231
238	Sycamore Buyer LLC, Term Loan B	7.467%	SOFR30A	2.250%	7/22/29	BB+	231,815
	Total Food Products						724,538

	Ground Transportation – 0.2%

138	First Student Bidco Inc, Term Loan B	8.529%	3-Month LIBOR	3.000%	7/21/28	BB+	133,298
70	First Student Bidco Inc, Term Loan C	8.529%	3-Month LIBOR	3.000%	7/21/28	BB+	68,208
372	Hertz Corporation, (The), Term Loan B	8.443%	1-Month LIBOR	3.250%	6/30/28	BB+	372,168
72	Hertz Corporation, (The), Term Loan C	8.489%	SOFR30A	3.250%	6/30/28	BB+	72,081
100	Uber Technologies, Inc., Term Loan B	8.001%	TSFR3M + SOFR90A	2.750%	3/03/30	Ba2	99,869
	Total Ground Transportation						745,624

	Health Care Equipment & Supplies – 0.5%

606	Bausch & Lomb, Inc., Term Loan	8.592%	SOFR90A	3.250%	5/05/27	BB-	589,385
240	CNT Holdings I Corp, Term Loan	8.459%	SOFR90A	3.500%	11/08/27	B	240,016
102	Embecta Corp, Term Loan B	8.337%	6-Month LIBOR	3.000%	1/27/29	Ba3	101,609
1,181	Medline Borrower, LP, Term Loan B	8.352%	SOFR30A	3.250%	10/21/28	BB-	1,168,574
	Total Health Care Equipment & Supplies						2,099,584

	Health Care Providers & Services – 1.0%

173	24 Hour Fitness Worldwide, Inc., Exit Term Loan	19.507%	3-Month LIBOR	14.000%	9/30/26	N/R	90,623
243	AHP Health Partners, Inc., Term Loan B	8.693%	1-Month LIBOR	3.500%	8/23/28	B1	242,773
59	DaVita, Inc., Term Loan B	6.967%	SOFR30A	1.750%	8/12/26	BBB-	57,899
27	Element Materials Technology Group US Holdings Inc., Term Loan	9.489%	SOFR90A	4.250%	4/12/29	B1	26,241
58	Element Materials Technology Group US Holdings Inc., Term Loan	9.485%	SOFR90A	4.250%	4/12/29	B1	56,854
98	Global Medical Response, Inc., Term Loan	9.467%	SOFR30A	4.250%	3/14/25	CCC+	55,728
691	Global Medical Response, Inc., Term Loan B	9.439%	1-Month LIBOR	4.250%	10/02/25	CCC+	392,375

253	ICON Luxembourg S.A.R.L., Term Loan	7.753%	SOFR90A	2.250%	7/01/28	BB+	253,363
156	Onex TSG Intermediate Corp., Term Loan B	10.057%	3-Month LIBOR	4.750%	2/26/28	B	139,042

Principal Amount (000)		Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

		Health Care Providers & Services (continued)

$375		Packaging Coordinators Midco Inc, Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	N/R	$370,343
368		Packaging Coordinators Midco, Inc., Term Loan, First Lien	8.739%	SOFR90A	3.500%	11/30/27	B2	363,829
929		Parexel International Corporation, Term Loan, First Lien	8.443%	1-Month LIBOR	3.250%	11/15/28	B1	923,094
72		Phoenix Guarantor Inc, Term Loan B	8.443%	1-Month LIBOR	3.250%	3/05/26	B1	70,861
120		Phoenix Guarantor Inc, Term Loan B3	8.693%	1-Month LIBOR	3.500%	3/05/26	B1	119,157
281		Select Medical Corporation, Term Loan B	7.702%	SOFR30A	2.500%	3/06/25	Ba2	281,151
807		Surgery Center Holdings, Inc., Term Loan	8.896%	1-Month LIBOR	3.750%	8/31/26	B1	806,425
211		Team Health Holdings, Inc., Term Loan B	10.331%	3-Month LIBOR + SOFR30A	5.250%	2/02/27	B-	145,779
112		Team Health Holdings, Inc., Term Loan, First Lien	7.943%	1-Month LIBOR	2.750%	2/06/24	B-	99,941
		Total Health Care Providers & Services						4,495,478

		Health Care Technology – 0.0%

—	(12)	Athenahealth, Inc., Term Loan	3.500%	Unfunded	3.500%	1/27/29	B+	178
2		Athenahealth, Inc., Term Loan B	8.589%	SOFR30A	3.500%	1/27/29	B+	1,445
		Total Health Care Technology						1,623

		Hotels – 0.0%

134		GVC Holdings (Gibraltar) Limited, Term Loan B	8.437%	SOFR180A	3.500%	10/31/29	Ba1	134,291
		Total Hotels						134,291

		Hotels, Restaurants & Leisure – 1.5%

378		24 Hour Fitness Worldwide, Inc., Term Loan	10.529%	3-Month LIBOR	5.000%	12/29/25	CCC-	47,725
244		Alterra Mountain Company, Term Loan	8.693%	1-Month LIBOR	3.500%	8/17/28	B+	244,293
508		B.C. Unlimited Liability Company, Term Loan B4	6.942%	1-Month LIBOR	1.750%	11/19/26	BB+	505,138
210		Caesars Entertainment Corp, Term Loan B	8.452%	SOFR30A	3.250%	1/25/30	Ba3	209,748
164		Carnival Corporation, Term Loan B	8.217%	SOFR30A	3.000%	6/30/25	Ba2	164,229
219		Churchill Downs Incorporated, Term Loan B1	7.084%	SOFR30A	2.000%	3/17/28	BBB-	217,594
695		ClubCorp Holdings, Inc., Term Loan B	8.288%	3-Month LIBOR	2.750%	9/18/24	B-	667,986
460		Crown Finance US, Inc., Term Loan	15.263%	TSFR3M	10.000%	9/09/23	N/R	465,266
294		Crown Finance US, Inc., Term Loan (13)	0.000%	N/A	N/A	8/31/23	CCC+	90,825
242		Equinox Holdings, Inc., Term Loan, First Lien	8.538%	3-Month LIBOR	3.000%	3/08/24	Caa2	226,316
727		Fertitta Entertainment, LLC, Term Loan B	9.102%	SOFR30A	4.000%	1/27/29	B	718,321
219		Hilton Grand Vacations Borrower LLC, Term Loan B	8.239%	SOFR30A	3.000%	8/02/28	BB+	218,449
121		IRB Holding Corp, Term Loan B	8.202%	SOFR30A	3.000%	12/15/27	B+	119,970
280		NASCAR Holdings, Inc, Term Loan B	7.717%	SOFR30A	2.500%	10/18/26	BBB-	280,626
57		PCI Gaming Authority, Term Loan	7.717%	SOFR30A	2.500%	5/31/26	BBB-	57,112
167		Penn National Gaming, Inc., Term Loan B	7.952%	SOFR30A	2.750%	4/20/29	BB	166,732
165		Scientific Games Holdings LP, Term Loan B	8.421%	SOFR90A	3.500%	2/04/29	BB-	163,370
192		Scientific Games International, Inc., Term Loan	8.248%	SOFR30A	3.000%	4/07/29	BBB-	192,160
268		SeaWorld Parks & Entertainment, Inc., Term Loan B	8.250%	1-Month LIBOR	3.000%	8/25/28	BB	267,899
1,283		Stars Group Holdings B.V. (The), Term Loan	7.682%	SOFR90A + 3-Month LIBOR	2.250%	7/10/25	BBB	1,284,863
248		Stars Group Holdings B.V. (The), Term Loan B	8.489%	SOFR90A	3.250%	7/04/28	BBB	248,872
203		Twin River Worldwide Holdings, Inc., Term Loan B	8.396%	1-Month LIBOR	3.250%	10/01/28	BB+	198,801

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	Hotels, Restaurants & Leisure (continued)

$ 269	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	7.950%	1-Month LIBOR	2.750%	5/16/25	B+	$269,015
	Total Hotels, Restaurants & Leisure						7,025,310

	Household Durables – 0.1%

124	AI Aqua Merger Sub, Inc., Term Loan B, First Lien	8.896%	SOFR30A	3.750%	7/30/28	B	122,283
6	Serta Simmons Bedding, LLC, Term Loan (11)	14.448%	1-Month LIBOR	9.500%	8/10/23	N/R	5,516
327	Weber-Stephen Products LLC, Term Loan B	8.467%	SOFR30A	3.250%	10/30/27	CCC+	289,633
	Total Household Durables						417,432

	Independent Power and Renewable Electricity Producers – 0.0%

3	Vistra Operations Company LLC, Term Loan B3, First Lien	6.920%	1-Month LIBOR	1.750%	12/31/25	BBB-	2,881
	Total Independent Power and Renewable Electricity Producers						2,881

	Insurance – 0.6%

236	Acrisure, LLC, Term Loan B	8.693%	1-Month LIBOR	3.500%	2/15/27	B	229,375
216	Alliant Holdings Intermediate, LLC, Term Loan B4	8.650%	1-Month LIBOR	3.500%	11/06/27	B	215,334
246	AssuredPartners, Inc., Term Loan B	8.584%	SOFR30A	3.500%	2/13/27	B	244,179
94	Asurion LLC, Term Loan B4, Second Lien	10.427%	SOFR30A + 1-Month LIBOR	5.225%	1/20/29	B	79,094
232	Asurion LLC, Term Loan B7	8.538%	3-Month LIBOR	3.000%	11/03/24	Ba3	232,317
214	Asurion LLC, Term Loan B9	8.788%	3-Month LIBOR	3.250%	7/31/27	Ba3	202,511
288	Broadstreet Partners, Inc., Term Loan B	7.943%	1-Month LIBOR	2.750%	1/27/27	B	285,117
244	Broadstreet Partners, Inc., Term Loan B2	7.967%	1-Month LIBOR	2.750%	1/27/27	B	241,927
65	Hub International Limited, Term Loan B	9.123%	SOFR90A	4.000%	11/10/29	B	64,722
244	HUB International Limited, Term Loan B	9.341%	TSFR3M	4.250%	6/08/30	B	244,539
323	Ryan Specialty Group, LLC, Term Loan	8.202%	SOFR30A	3.000%	9/01/27	BB-	322,943
371	USI, Inc., Term Loan	8.992%	SOFR90A	3.750%	11/16/29	B1	371,531
	Total Insurance						2,733,589

	Interactive Media & Services – 0.1%

100	MH Sub I LLC, Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	B1	100,125
1,028	Rackspace Technology Global, Inc., Term Loan B	7.996%	SOFR30A	2.750%	2/09/28	B3	477,368
	Total Interactive Media & Services						577,493

	IT Services – 0.2%

118	Peraton Corp., Term Loan B	8.952%	SOFR30A	3.750%	2/01/28	BB-	116,308
651	Syniverse Holdings, Inc., Term Loan	12.242%	SOFR90A	7.000%	5/10/29	B-	598,447
333	Tempo Acquisition LLC, Term Loan B	8.102%	SOFR30A	3.000%	8/31/28	BB-	333,375
93	WEX Inc., Term Loan	7.467%	SOFR30A	2.250%	4/01/28	Ba2	93,701
	Total IT Services						1,141,831

	Leisure Products – 0.0%

63	SRAM, LLC , Term Loan B	7.943%	1-Month LIBOR	2.750%	5/18/28	BB-	63,198
65	Topgolf Callaway Brands Corp., Term Loan B	8.702%	SOFR30A	3.500%	3/09/30	B+	64,851
	Total Leisure Products						128,049

	Life Sciences Tools & Services – 0.1%

42	Avantor Funding, Inc., Term Loan B5	7.452%	SOFR30A	2.250%	11/06/27	BBB-	42,098
63	ICON Luxembourg S.A.R.L., Term Loan	7.753%	SOFR90A	2.250%	7/01/28	BB+	63,126
224	Maravai Intermediate Holdings, LLC, Term Loan B	8.028%	SOFR90A	3.000%	10/19/27	B+	223,973
	Total Life Sciences Tools & Services						329,197

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	Machinery – 0.4%

$ 193	Ali Group North America Corporation, Term Loan B	7.084%	SOFR30A	2.000%	10/13/28	Baa3	$192,998
345	Chart Industries, Inc., Term Loan B, (DD1)	8.941%	TSFR1M	3.750%	12/08/29	Ba3	344,906
275	Emerald Debt Merger Sub LLC, Term Loan, (DD1)	0.000%	TSFR1M	3.000%	5/04/30	BB+	275,573
244	Filtration Group Corporation, Term Loan	8.717%	SOFR30A	3.500%	10/21/28	B	243,189
286	Gates Global LLC, Term Loan B3	7.702%	SOFR30A	2.500%	3/31/27	Ba3	284,783
97	Grinding Media Inc., Term Loan B	9.199%	SOFR90A	4.000%	10/12/28	B	95,298
303	Victory Buyer LLC, Term Loan , (DD1)	9.258%	TSFR3M	3.750%	11/18/28	B3	275,457
	Total Machinery						1,712,204

	Media – 1.1%

332	ABG Intermediate Holdings 2 LLC, Term Loan B1	8.702%	SOFR30A	3.500%	12/21/28	B1	330,738
80	ABG Intermediate Holdings 2 LLC, Term Loan, Second Lien	11.202%	SOFR30A	6.000%	12/20/29	CCC+	74,800
120	Cable One, Inc., Term Loan B4	7.193%	1-Month LIBOR	2.000%	5/03/28	BB+	117,878
440	Cengage Learning, Inc., Term Loan B	9.880%	3-Month LIBOR	4.750%	7/14/26	B	431,630
1,022	Clear Channel Outdoor Holdings, Inc., Term Loan B	8.733%	SOFR30A + SOFR90A + 3-Month LIBOR	3.500%	8/23/26	B1	977,822
72	CSC Holdings, LLC, Term Loan	7.443%	1-Month LIBOR	2.250%	1/15/26	B1	69,196
48	CSC Holdings, LLC, Term Loan B1	7.443%	1-Month LIBOR	2.250%	7/17/25	B1	46,453
326	CSC Holdings, LLC, Term Loan B6	9.647%	SOFR30A	4.500%	1/18/28	B1	301,491
49	Cumulus Media New Holdings Inc., Term Loan B	9.226%	3-Month LIBOR	3.750%	3/31/26	B	37,035
320	DirecTV Financing, LLC, Term Loan	10.217%	1-Month LIBOR	5.000%	8/02/27	BBB-	313,917
244	Dotdash Meredith Inc, Term Loan B	9.260%	SOFR30A	4.000%	12/01/28	B+	223,037
235	Formula One Holdings Limited, Term Loan B	8.102%	SOFR30A	3.000%	1/15/30	BB+	235,323
204	iHeartCommunications, Inc., Term Loan	8.217%	SOFR30A	3.000%	5/01/26	BB-	177,381
230	McGraw-Hill Global Education Holdings, LLC, Term Loan	10.142%	1+6-Month LIBOR	4.750%	7/30/28	BB+	216,433
83	Mission Broadcasting, Inc., Term Loan B	7.670%	1-Month LIBOR	2.500%	6/03/28	BBB-	82,538
73	Outfront Media Capital LLC, Term Loan B	6.852%	SOFR30A	1.750%	11/18/26	Ba1	72,050
600	Radiate Holdco, LLC, Term Loan B	8.477%	SOFR90A	3.250%	9/25/26	B3	502,095
500	Radiate Holdco, LLC, Term Loan B,Term Loan, Term Loan , (WI/DD)	TBD	TBD	TBD	TBD	N/R	418,563
250	Virgin Media Bristol LLC, Term Loan N	7.693%	1-Month LIBOR	2.500%	1/31/28	BB+	248,235
231	Ziggo Financing Partnership, Term Loan I	7.693%	1-Month LIBOR	2.500%	4/30/28	BB	227,857
	Total Media						5,104,472

	Oil, Gas & Consumable Fuels – 0.3%

1	DT Midstream, Inc, Term Loan B	7.193%	1-Month LIBOR	2.000%	6/10/28	Baa2	1,256
140	EG America LLC, Term Loan	9.084%	SOFR30A	4.000%	2/05/25	B	138,002
269	Freeport LNG Investments, LLLP, Term Loan A	8.250%	3-Month LIBOR	3.000%	11/16/26	N/R	264,042
567	Gulf Finance, LLC, Term Loan	11.981%	SOFR30A	6.750%	8/25/26	B	552,295
365	QuarterNorth Energy Holding Inc., Exit Term Loan, Second Lien	12.840%	1-Month LIBOR	8.000%	8/27/26	B	364,439
231	TransMontaigne Operating Company L.P., Term Loan B	8.698%	TSFR1M + 1-Month LIBOR	3.500%	11/05/28	BB-	228,293
	Total Oil, Gas & Consumable Fuels						1,548,327

	Paper & Forest Products – 0.0%

182	Asplundh Tree Expert, LLC, Term Loan B	6.952%	SOFR30A	1.750%	9/04/27	BBB-	181,403
	Total Paper & Forest Products						181,403

	Passenger Airlines – 0.4%

162	AAdvantage Loyalty IP Ltd., Term Loan	10.000%	3-Month LIBOR	4.750%	4/20/28	Ba2	166,068
197	Air Canada, Term Loan B	8.839%	3-Month LIBOR	3.500%	8/11/28	Ba2	197,329

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	Passenger Airlines (continued)

$693	Kestrel Bidco Inc., Term Loan B	8.251%	SOFR90A	3.000%	12/11/26	B+	$674,141
430	Mileage Plus Holdings LLC, Term Loan B	10.764%	3-Month LIBOR	5.250%	6/20/27	Baa3	447,836
293	SkyMiles IP Ltd., Term Loan B	8.798%	SOFR90A	3.750%	10/20/27	Baa1	304,200
192	United Airlines, Inc., Term Loan B	9.292%	3-Month LIBOR	3.750%	4/21/28	Ba1	191,749
	Total Passenger Airlines						1,981,323

	Personal Care Products – 0.0%

110	Kronos Acquisition Holdings Inc., Term Loan B	8.943%	1-Month LIBOR	3.750%	12/22/26	B2	107,089
	Total Personal Care Products						107,089

	Pharmaceuticals – 0.3%

609	Jazz Financing Lux S.a.r.l., Term Loan	8.864%	1-Month LIBOR	3.500%	5/05/28	BB+	608,336
245	LSCS Holdings, Inc., Term Loan, First Lien	9.693%	1-Month LIBOR	4.500%	12/16/28	B2	239,492
3	Mallinckrodt International Finance S.A., Term Loan	10.396%	1-Month LIBOR	5.250%	9/30/27	Caa1	2,574
267	Organon & Co, Term Loan	8.250%	1-Month LIBOR	3.000%	6/02/28	BB	267,553
154	Perrigo Investments, LLC, Term Loan B	7.452%	SOFR30A	2.350%	4/05/29	BB+	153,475
	Total Pharmaceuticals						1,271,430

	Professional Services – 0.2%

113	CHG Healthcare Services Inc., Term Loan	8.443%	1-Month LIBOR	3.250%	9/30/28	B1	112,578
117	Dun & Bradstreet Corporation (The), Term Loan	8.434%	TSFR1M	3.250%	2/08/26	BB+	117,290
93	Physician Partners LLC, Term Loan	9.392%	SOFR90A	4.000%	2/01/29	B	87,479
200	Trans Union, LLC, Term Loan B5	6.952%	1-Month LIBOR	1.750%	11/13/26	BBB-	199,729
23	Travelport Finance (Luxembourg) S.a.r.l., Term Loan , (cash 3.500%, PIK 6.500%)	6.976%	3-Month LIBOR	1.500%	2/28/25	B-	23,087
243	Verscend Holding Corp., Term Loan B	9.217%	1-Month LIBOR	4.000%	8/27/25	BB-	242,836
	Total Professional Services						782,999

	Real Estate Management & Development – 0.1%

130	Cushman & Wakefield U.S. Borrower, LLC, Term Loan	8.452%	SOFR30A	3.250%	1/31/30	BB	126,048
103	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B	7.943%	1-Month LIBOR	2.750%	8/21/25	BB	102,181
	Total Real Estate Management & Development						228,229

	Semiconductors & Semiconductor Equipment – 0.0%

222	Bright Bidco B.V., Term Loan	13.068%	SOFR90A	8.000%	10/31/27	B-	114,870
	Total Semiconductors & Semiconductor Equipment						114,870

	Software – 1.6%

121	AppLovin Corporation, Term Loan B	8.202%	SOFR30A	3.100%	10/21/28	BB-	120,782
66	Apttus Corporation, Term Loan	9.523%	3-Month LIBOR	4.250%	5/06/28	BB	65,077
639	Avaya, Inc., Term Loan	13.739%	SOFR90A	8.500%	8/01/28	N/R	553,043
316	Banff Merger Sub Inc, Term Loan	8.967%	SOFR30A	3.750%	10/02/25	B2	313,767
208	Camelot U.S. Acquisition LLC, Term Loan B	8.217%	SOFR30A	3.000%	10/31/26	BB+	207,828
183	Camelot U.S. Acquisition LLC, Term Loan B	8.217%	SOFR30A	3.000%	10/31/26	B+	182,822
179	CDK Global, Inc., Term Loan B	9.492%	SOFR90A	4.250%	6/09/29	B+	178,184
221	Ceridian HCM Holding Inc., Term Loan B	7.827%	1+3-Month LIBOR	2.500%	4/30/25	Ba3	221,052
248	DTI Holdco, Inc., Term Loan	9.795%	SOFR90A	4.750%	4/21/29	B2	231,609
667	Epicor Software Corporation, Term Loan	8.334%	SOFR30A	3.250%	7/31/27	B2	659,728
647	Finastra USA, Inc., Term Loan, First Lien	9.102%	3+6-Month LIBOR	3.500%	6/13/24	B	623,923
242	Greeneden U.S. Holdings II, LLC, Term Loan B4	9.193%	SOFR30A	4.000%	12/01/27	B2	242,017
119	IGT Holding IV AB, Term Loan B2	8.450%	SOFR90A	3.400%	3/29/28	B	118,150
269	Informatica LLC, Term Loan B	8.000%	1-Month LIBOR	2.750%	10/14/28	BB-	269,152

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	Software (continued)

$ 247	Instructure Holdings, Inc., Term Loan B	7.852%	3-Month LIBOR	2.750%	10/29/28	BBB-	$247,339
173	McAfee, LLC, Term Loan B	9.010%	SOFR30A	3.750%	2/03/29	BB+	166,065
194	NortonLifeLock Inc., Term Loan B	7.202%	SOFR30A	2.000%	1/28/29	BBB-	193,276
646	Open Text Corporation, Term Loan B	8.584%	SOFR30A	3.500%	8/25/29	BBB-	649,761
47	Proofpoint, Inc., Term Loan, First Lien	8.442%	1-Month LIBOR	3.250%	8/31/28	BB-	46,272
95	Quartz Acquireco LLC	0.000%	CME Term SOFR 1 Month	350.000%	4/14/30	BB+	95,119
17	RealPage, Inc, Term Loan, First Lien	8.193%	1-Month LIBOR	3.000%	4/22/28	B+	16,497
517	Sophia, L.P., Term Loan B	9.038%	3-Month LIBOR	3.500%	10/07/27	B2	512,614
168	SS&C European Holdings Sarl, Term Loan B4	6.967%	SOFR30A	1.750%	4/16/25	BB+	168,264
176	SS&C Technologies Inc., Term Loan B3	6.967%	SOFR30A	1.750%	4/16/25	BB+	176,098
44	SS&C Technologies Inc., Term Loan B6	7.452%	SOFR30A	2.250%	3/22/29	BB+	44,349
67	SS&C Technologies Inc., Term Loan B7	7.452%	SOFR30A	2.250%	3/22/29	BB+	66,843
540	Ultimate Software Group Inc (The), Term Loan	8.271%	SOFR90A	3.250%	5/03/26	B1	530,377
235	Zelis Healthcare Corporation, Term Loan	8.693%	1-Month LIBOR	3.500%	9/30/26	B	234,607
	Total Software						7,134,615

	Specialty Retail – 0.4%

189	Avis Budget Car Rental, LLC, Term Loan B	6.967%	SOFR30A	1.750%	8/06/27	BB+	187,008
162	Avis Budget Car Rental, LLC, Term Loan C	8.587%	SOFR30A	3.500%	3/15/29	BB+	162,363
245	Driven Holdings, LLC, Term Loan B	8.154%	1-Month LIBOR	3.000%	12/17/28	B3	241,176
274	Jo-Ann Stores, Inc., Term Loan B1	10.018%	3-Month LIBOR	4.750%	6/30/28	CCC+	143,998
154	Les Schwab Tire Centers, Term Loan B	8.443%	1-Month LIBOR	3.250%	11/02/27	B	153,569
718	PetSmart, Inc., Term Loan B	8.834%	SOFR30A	3.750%	2/12/28	BB	718,147
178	Restoration Hardware, Inc., Term Loan B	7.693%	1-Month LIBOR	2.500%	10/15/28	BB-	172,226
	Total Specialty Retail						1,778,487

	Technology Hardware, Storage & Peripherals – 0.1%

231	NCR Corporation, Term Loan	7.780%	3-Month LIBOR	2.500%	8/28/26	BB+	230,556
	Total Technology Hardware, Storage & Peripherals						230,556

	Textiles, Apparel & Luxury Goods – 0.1%

201	Birkenstock GmbH & Co. KG, Term Loan B	8.593%	TSFR3M	3.250%	4/28/28	BB+	199,649
147	Crocs Inc, Term Loan B	8.702%	SOFR30A	3.500%	2/19/29	Ba2	148,011
27	New Trojan Parent, Inc., Term Loan, First Lien	8.449%	TSFR1M + 1-Month LIBOR	3.250%	1/06/28	CCC+	15,364
	Total Textiles, Apparel & Luxury Goods						363,024

	Trading Companies & Distributors – 0.2%

175	Core & Main LP, Term Loan B	7.687%	TSFR1M + SOFR90A	2.500%	6/10/28	B+	174,082
340	Fly Funding II S.a.r.l., Term Loan B	7.090%	3-Month LIBOR	1.750%	8/09/25	B3	323,239
1	Univar Solutions USA Inc., Term Loan B6	7.288%	3-Month LIBOR	1.750%	6/03/28	BBB-	1,551
380	Windsor Holdings III LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	373,778
	Total Trading Companies & Distributors						872,650

	Transportation Infrastructure – 0.2%

189	Brown Group Holding, LLC, Term Loan B	7.702%	SOFR30A	2.500%	4/22/28	B+	186,359
149	Brown Group Holding, LLC, Term Loan B2	8.887%	SOFR30A + SOFR90A + TSFR3M	3.750%	6/09/29	B+	148,768
418	KKR Apple Bidco, LLC, Term Loan	7.967%	SOFR30A	2.750%	9/23/28	B	415,403
120	KKR Apple Bidco, LLC, Term Loan	9.102%	SOFR30A	4.000%	9/23/28	B	118,952
	Total Transportation Infrastructure						869,482

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	Wireless Telecommunication Services – 0.1%

$ 191	GOGO Intermediate Holdings LLC, Term Loan B	8.967%	SOFR30A	3.750%	4/30/28	B+	$191,021
352	Intelsat Jackson Holdings S.A., Term Loan B	9.443%	SOFR90A	4.250%	1/27/29	BB+	350,797
3	Intelsat Jackson Holdings S.A., Term Loan B3 (11)	13.000%	Prime	4.750%	11/27/23	N/R	3,130
	Total Wireless Telecommunication Services						544,948
	Total Variable Rate Senior Loan Interests (cost $61,927,283)						58,115,789

Shares	Description (1)						Value

	EXCHANGE-TRADED FUNDS – 11.9% (8.2% of Total Investments)

789,275	iShares Core MSCI Emerging Markets ETF						$38,903,365
8,699	iShares MSCI EAFE ETF						630,677
18,839	iShares MSCI India ETF						823,264
17,939	iShares MSCI Saudi Arabia ETF						741,419
175,131	Vanguard Short-Term Bond ETF						13,234,650
	Total Exchange-Traded Funds (cost $52,234,846)						54,333,375

Shares	Description (1)						Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 9.4% (6.5% of Total Investments)

	Data Center REITs – 0.9%

13,115	Digital Realty Trust Inc (3)						$1,493,405
3,474	Equinix Inc (3)						2,723,408
	Total Data Center REITs						4,216,813

	Health Care REITs – 0.6%

23,100	Healthpeak Properties Inc						464,310
42,400	Parkway Life Real Estate Investment Trust						122,467
15,200	Ventas Inc						718,504
18,400	Welltower Inc (3)						1,488,376
	Total Health Care REITs						2,793,657

	Hotel & Resort REITs – 0.2%

33,900	Host Hotels & Resorts Inc						570,537
3,900	Ryman Hospitality Properties Inc						362,388
	Total Hotel & Resort REITs						932,925

	Industrial REITs – 1.8%

2,600	EastGroup Properties Inc						451,360
44,510	Prologis Inc						5,458,261
25,000	Rexford Industrial Realty Inc						1,305,500
14,400	Terreno Realty Corp						865,440
	Total Industrial REITs						8,080,561

	Multi-Family Residential REITs – 1.0%

9,200	AvalonBay Communities Inc						1,741,284
11,800	Equity Residential						778,446
2,600	Essex Property Trust Inc						609,180
21,800	Independence Realty Trust Inc						397,196
6,200	Mid-America Apartment Communities Inc						941,532
	Total Multi-Family Residential REITs						4,467,638

Shares	Description (1)				Value

	Office REITs – 0.2%

4,600	Alexandria Real Estate Equities Inc				$522,054
3,000	Boston Properties Inc				172,770
	Total Office REITs				694,824

	Other Specialized REITs – 0.4%

13,000	Gaming and Leisure Properties Inc				629,980
43,200	VICI Properties Inc (3)				1,357,776
	Total Other Specialized REITs				1,987,756

	Retail REITs – 1.4%

5,300	Agree Realty Corp				346,567
27,700	Brixmor Property Group Inc				609,400
39,600	Kimco Realty Corp				780,912
27,500	Kite Realty Group Trust				614,350
17,700	Realty Income Corp				1,058,283
15,100	Regency Centers Corp (3)				932,727
17,100	Simon Property Group Inc (3)				1,974,708
4,500	Spirit Realty Capital Inc				177,210
	Total Retail REITs				6,494,157

	Self-Storage REITs – 0.4%

1,900	Extra Space Storage Inc				282,815
2,700	Life Storage Inc				358,992
3,800	Public Storage (3)				1,109,144
	Total Self-Storage REITs				1,750,951

	Single-Family Residential REITs – 0.7%

31,200	American Homes 4 Rent, Class A (3)				1,106,040
16,900	Equity LifeStyle Properties Inc				1,130,441
5,400	Invitation Homes Inc				185,760
8,500	Sun Communities Inc				1,108,910
	Total Single-Family Residential REITs				3,531,151

	Telecom Tower REITs – 1.6%

19,601	American Tower Corp (3)				3,801,418
14,542	Crown Castle Inc (3)				1,656,915
7,712	SBA Communications Corp (3)				1,787,333
	Total Telecom Tower REITs				7,245,666

	Timber REITs – 0.2%

21,600	Weyerhaeuser Co (3)				723,816
	Total Timber REITs				723,816
	Total Real Estate Investment Trust Common Stocks (cost $36,805,982)				42,919,915

Principal Amount (000) (14)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 9.1% (6.3% of Total Investments)

	Angola – 0.1%

$ 335	Angolan Government International Bond, 144A	8.250%	5/09/28	B3	$296,642
200	Angolan Government International Bond, 144A	8.750%	4/14/32	B-	167,950
270	Angolan Government International Bond, 144A	9.375%	5/08/48	B3	213,300
	Total Angola				677,892

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Argentina – 0.1%

$ 700		Argentine Republic Government International Bond	1.500%	7/09/35	CCC-	$208,815
475		Provincia de Buenos Aires/Government Bonds , 144A	5.250%	9/01/37	CCC-	180,500
20		YPF SA, Reg S	6.950%	7/21/27	CCC-	16,413
139		YPF SA, 144A	6.950%	7/21/27	CCC-	114,070
		Total Argentina				519,798

		Australia – 0.4%

200		AngloGold Ashanti Holdings PLC	3.375%	11/01/28	Baa3	175,112
200		AngloGold Ashanti Holdings PLC	3.750%	10/01/30	Baa3	171,673
1,290		QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,273,556
		Total Australia				1,620,341

		Barbados – 0.0%

200		Barbados Government International Bond, 144A	6.500%	10/01/29	B	186,760
		Total Barbados				186,760

		Benin – 0.1%

190	EUR	Benin Government International Bond, 144A	4.950%	1/22/35	B+	145,693
100	EUR	Benin Government International Bond, 144A	6.875%	1/19/52	B+	76,751
		Total Benin				222,444

		Bermuda – 0.0%

200		Bermuda Government International Bond, 144A	4.750%	2/15/29	A+	195,400
		Total Bermuda				195,400

		Brazil – 0.4%

200		B3 SA – Brasil Bolsa Balcao, 144A	4.125%	9/20/31	Ba1	170,297
200		Banco do Brasil SA/Cayman, 144A	4.875%	1/11/29	Ba2	188,371
900	BRL	Brazil Notas do Tesouro Nacional Serie F	10.000%	1/01/31	BB-	182,663
340		Brazilian Government International Bond	6.000%	10/20/33	Ba2	336,100
210		Brazilian Government International Bond	5.000%	1/27/45	Ba2	163,470
200		Brazilian Government International Bond	5.625%	1/07/41	Ba2	176,583
200		Brazilian Government International Bond	4.750%	1/14/50	Ba2	146,866
200		Embraer Netherlands Finance BV, 144A	6.950%	1/17/28	BB+	198,938
200		JSM Global Sarl , 144A (11)	4.750%	10/20/30	C	34,700
145		Petrobras Global Finance BV	6.750%	6/03/50	Ba1	129,816
115		Petrobras Global Finance BV	5.500%	6/10/51	Ba1	90,505
200		Suzano Austria GmbH	2.500%	9/15/28	BBB-	170,332
		Total Brazil				1,988,641

		Cameroon – 0.0%

100	EUR	Republic of Cameroon International Bond, 144A	5.950%	7/07/32	B	77,880
		Total Cameroon				77,880

		Canada – 0.3%

150		Air Canada, 144A	3.875%	8/15/26	Ba2	139,028
550		Enbridge Inc	5.750%	7/15/80	BBB-	496,721
175		Enbridge Inc	5.500%	7/15/77	BBB-	155,768
625		GFL Environmental Inc, 144A (2), (3)	5.125%	12/15/26	BB-	602,992
		Total Canada				1,394,509

		Chile – 0.3%

199		Alfa Desarrollo SpA, 144A 2021 1	4.550%	9/27/51	BBB-	146,027
200		Antofagasta PLC, 144A	5.625%	5/13/32	BBB+	198,780
200		Banco del Estado de Chile, 144A	2.704%	1/09/25	A	191,032
175		Cia Cervecerias Unidas SA, 144A	3.350%	1/19/32	A-	149,189
200		Corp Nacional del Cobre de Chile, 144A	3.000%	9/30/29	A	175,649
150		Empresa Nacional de Telecomunicaciones SA, 144A	3.050%	9/14/32	BBB	118,800
200		Empresa Nacional del Petroleo, 144A	6.150%	5/10/33	A-	199,750
200		Inversiones CMPC SA, 144A	6.125%	6/23/33	BBB	201,289
		Total Chile				1,380,516

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		China – 0.1%

$ 200		Agile Group Holdings Ltd, Reg S	5.500%	5/17/26	N/R	$41,047
200		ENN Clean Energy International Investment Ltd, 144A	3.375%	5/12/26	BBB-	185,242
200		Lenovo Group Ltd, 144A	3.421%	11/02/30	Baa2	168,549
200		RKPF Overseas 2020 A Ltd, Reg S	5.200%	1/12/26	B1	105,803
		Total China				500,641

		Colombia – 0.3%

320		Bancolombia SA	3.000%	1/29/25	Baa2	303,992
350		Colombia Government International Bond	3.125%	4/15/31	Baa2	263,550
200		Colombia Government International Bond	7.500%	2/02/34	Baa2	195,485
205		Colombia Government International Bond	3.250%	4/22/32	Baa2	151,507
200		Ecopetrol SA	4.625%	11/02/31	Baa3	154,386
200		Ecopetrol SA	5.875%	11/02/51	Baa3	132,358
200		Empresas Publicas de Medellin ESP, 144A	4.250%	7/18/29	Baa3	157,440
200		Grupo Aval Ltd, 144A	4.375%	2/04/30	BB+	156,907
		Total Colombia				1,515,625

		Costa Rica – 0.2%

200		Costa Rica Government International Bond, 144A	6.550%	4/03/34	BB-	200,700
200		Costa Rica Government International Bond, 144A	7.000%	4/04/44	BB-	194,533
200		Instituto Costarricense de Electricidad, 144A	6.750%	10/07/31	BB-	196,500
200		Liberty Costa Rica Senior Secured Finance, 144A	10.875%	1/15/31	B+	197,905
		Total Costa Rica				789,638

		Cote d’Ivoire – 0.1%

395		Ivory Coast Government International Bond, Reg S	6.125%	6/15/33	BB-	345,594
270	EUR	Ivory Coast Government International Bond, Reg S	6.875%	10/17/40	BB-	223,018
		Total Cote d’Ivoire				568,612

		Czech Republic – 0.0%

1,700	CZK	Czech Republic Government Bond	1.750%	6/23/32	Aa3	63,207
		Total Czech Republic				63,207

		Dominican Republic – 0.2%

425		Dominican Republic International Bond, Reg S	7.450%	4/30/44	BB	415,428
270		Dominican Republic International Bond, Reg S	4.875%	9/23/32	BB	229,471
6,700	DOP	Dominican Republic International Bond, 144A	13.000%	6/10/34	N/R	146,228
150		Dominican Republic International Bond, 144A	4.875%	9/23/32	BB	127,484
		Total Dominican Republic				918,611

		Ecuador – 0.1%

623		Ecuador Government International Bond, 144A	1.000%	7/31/35	B-	214,474
137		Ecuador Government International Bond, Reg S	2.500%	7/31/35	N/R	47,200
		Total Ecuador				261,674

		Egypt – 0.2%

300		Egypt Government International Bond, Reg S	7.903%	2/21/48	B	153,258
200		Egypt Government International Bond, 144A	5.800%	9/30/27	B	132,500
200		Egypt Government International Bond, 144A	7.600%	3/01/29	B	129,020
225		Egypt Government International Bond, 144A	8.500%	1/31/47	B	119,003
220		Egypt Government International Bond, 144A	7.300%	9/30/33	B	120,802
205		Egypt Government International Bond, 144A	8.875%	5/29/50	B	109,929
		Total Egypt				764,512

		El Salvador – 0.1%

190		El Salvador Government International Bond, 144A	7.125%	1/20/50	CCC+	104,544
65		El Salvador Government International Bond, Reg S	7.650%	6/15/35	CCC+	38,125
135		El Salvador Government International Bond, Reg S	6.375%	1/18/27	CCC+	93,651
40		El Salvador Government International Bond, Reg S	5.875%	1/30/25	CCC+	35,277
		Total El Salvador				271,597

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)		(14)	Description (1)	Coupon	Maturity	Ratings (6)	Value

			Ghana – 0.1%

$ 250			Ghana Government International Bond, 144A	8.750%	3/11/61	Ca	$102,583
355			Ghana Government International Bond, Reg S	7.625%	5/16/29	Ca	150,889
235			Ghana Government International Bond, 144A	7.750%	4/07/29	Ca	99,405
200			Kosmos Energy Ltd, 144A	7.750%	5/01/27	B+	171,011
			Total Ghana				523,888

			Guatemala – 0.1%

200			CT Trust, 144A	5.125%	2/03/32	Ba1	160,519
200			Guatemala Government Bond, 144A	3.700%	10/07/33	BB	161,001
180			Millicom International Cellular SA, 144A 2029 2029	6.250%	3/25/29	BB+	161,399
			Total Guatemala				482,919

			Honduras – 0.0%
—	(12)		Honduras Government International Bond, Reg S	7.500%	3/15/24	BB-	7
			Total Honduras				7

			Hungary – 0.1%

29,000		HUF	Hungary Government Bond	2.000%	5/23/29	BBB	64,424
200			Hungary Government International Bond, 144A	5.250%	6/16/29	Baa2	194,245
200			Magyar Export-Import Bank Zrt, 144A	6.125%	12/04/27	BBB	198,001
			Total Hungary				456,670

			India – 0.3%

200			Adani Ports & Special Economic Zone Ltd, 144A	3.100%	2/02/31	BBB-	139,924
200			Export-Import Bank of India , 144A	2.250%	1/13/31	BBB-	160,853
200			Indian Railway Finance Corp Ltd, 144A	3.570%	1/21/32	BBB-	174,112
200			Network i2i Ltd, 144A	3.975%	6/03/72	BB	178,500
200			Power Finance Corp Ltd, 144A	3.950%	4/23/30	Baa3	177,410
200			ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries, 144A	4.500%	7/14/28	Ba3	170,553
200			UltraTech Cement Ltd, 144A	2.800%	2/16/31	Baa3	164,229
			Total India				1,165,581

			Indonesia – 0.3%

200			Freeport Indonesia PT, 144A	6.200%	4/14/52	Baa3	180,272
850,000		IDR	Indonesia Treasury Bond	7.000%	9/15/30	N/R	58,940
500			Pertamina Persero PT, 144A	2.300%	2/09/31	Baa2	405,637
200			Perusahaan Penerbit SBSN Indonesia III, 144A	4.700%	6/06/32	BBB	198,242
335			Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg S	3.875%	7/17/29	BBB	307,664
200			Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg S	5.250%	5/15/47	Baa2	174,968
200			Saka Energi Indonesia PT, 144A	4.450%	5/05/24	B+	195,000
			Total Indonesia				1,520,723

			Iraq – 0.1%

250			Iraq International Bond, 144A	5.800%	1/15/28	N/R	229,455
			Total Iraq				229,455

			Israel – 0.2%

200			Bank Leumi Le-Israel BM, 144A, Reg S	5.125%	7/27/27	A	198,108
80			Energean Israel Finance Ltd, 144A, Reg S	4.875%	3/30/26	BB-	74,237
85			Energean Israel Finance Ltd, 144A, Reg S	4.500%	3/30/24	BB-	83,980
200			Israel Electric Corp Ltd, 144A, Reg S	4.250%	8/14/28	BBB+	186,102
75			Leviathan Bond Ltd, 144A, Reg S	6.750%	6/30/30	BB	69,831
32			Leviathan Bond Ltd, 144A, Reg S	6.125%	6/30/25	BB	31,171
127			Leviathan Bond Ltd, 144A, Reg S	6.500%	6/30/27	BB	121,767
175		EUR	Teva Pharmaceutical Finance Netherlands II BV	4.375%	5/09/30	Ba2	162,549
			Total Israel				927,745

			Jamaica – 0.1%

215			Jamaica Government International Bond	8.000%	3/15/39	B+	256,072
215			Jamaica Government International Bond	7.875%	7/28/45	B+	247,573
			Total Jamaica				503,645

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Jordan – 0.1%

$ 200		Jordan Government International Bond, 144A	4.950%	7/07/25	BB-	$193,532
200		Jordan Government International Bond, 144A	5.850%	7/07/30	BB-	183,000
		Total Jordan				376,532

		Kazakhstan – 0.2%

200		Development Bank of Kazakhstan JSC, 144A	5.750%	5/12/25	Baa2	201,332
200		Kazakhstan Government International Bond, 144A	6.500%	7/21/45	Baa2	210,669
200		KazMunayGas National Co JSC, 144A	3.500%	4/14/33	Baa2	154,500
200		KazMunayGas National Co JSC, 144A	5.375%	4/24/30	Baa2	185,502
200		Tengizchevroil Finance Co International Ltd, 144A	4.000%	8/15/26	Baa2	181,500
		Total Kazakhstan				933,503

		Kenya – 0.1%

200		Republic of Kenya Government International Bond, 144A	7.250%	2/28/28	B	173,003
200		Republic of Kenya Government International Bond, 144A	6.300%	1/23/34	B	150,565
		Total Kenya				323,568

		Korea, Republic of – 0.1%

200		POSCO, 144A	4.500%	8/04/27	A-	193,825
200		Shinhan Bank Co Ltd, 144A	4.375%	4/13/32	BBB+	181,415
		Total Korea, Republic of				375,240

		Macau – 0.0%

200		Sands China Ltd	5.625%	8/08/25	Baa2	195,123
		Total Macau				195,123

		Malaysia – 0.1%

600	MYR	Malaysia Government Bond	3.900%	11/30/26	A3	129,973
215		MISC Capital Two Labuan Ltd, 144A	3.750%	4/06/27	BBB	201,206
205		Petronas Capital Ltd, 144A	3.404%	4/28/61	A2	145,744
200		Petronas Capital Ltd, 144A	3.500%	4/21/30	A2	184,420
		Total Malaysia				661,343

		Mexico – 0.7%

200		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 144A	4.375%	10/14/25	BBB	194,750
200		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 144A	2.720%	8/11/31	Ba1	167,750
200		Braskem Idesa SAPI, 144A	6.990%	2/20/32	BB-	129,557
200		Cemex SAB de CV, 144A	3.875%	7/11/31	BB+	168,381
230		Comision Federal de Electricidad, 144A	3.348%	2/09/31	BBB	181,222
200		Comision Federal de Electricidad, 144A	6.125%	6/16/45	BBB	173,500
200		Comision Federal de Electricidad, 144A	4.688%	5/15/29	BBB	179,572
200		Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	175,750
200		Grupo Aeromexico SAB de CV, 144A	8.500%	3/17/27	B	178,984
2,350	MXN	Mexican Bonos	7.500%	6/03/27	BBB+	130,549
3,600	MXN	Mexican Bonos	8.500%	11/18/38	BBB+	204,845
300		Mexico Government International Bond	4.400%	2/12/52	BBB	236,153
200		Mexico Government International Bond	4.280%	8/14/41	BBB	164,533
200		Nemak SAB de CV , 144A	3.625%	6/28/31	BBB-	156,008
412		Petroleos Mexicanos	6.750%	9/21/47	BBB	258,704
545		Petroleos Mexicanos	6.840%	1/23/30	BBB	433,385
245		Petroleos Mexicanos	5.950%	1/28/31	BBB	178,985
140		Petroleos Mexicanos	6.375%	1/23/45	BBB	85,988
25		Petroleos Mexicanos	6.500%	1/23/29	BBB	20,726
		Total Mexico				3,419,342

		Mongolia – 0.1%

300		Mongolia Government International Bond, 144A	5.125%	4/07/26	B	278,393
		Total Mongolia				278,393

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Morocco – 0.2%

$ 200		Morocco Government International Bond, 144A	5.950%	3/08/28	BB+	$201,650
200		Morocco Government International Bond, 144A	5.500%	12/11/42	BB+	172,000
200		OCP SA, 144A	3.750%	6/23/31	BB+	165,024
200		OCP SA, 144A	5.125%	6/23/51	BB+	145,104
		Total Morocco				683,778

		Namibia – 0.0%

200		Namibia International Bonds, 144A	5.250%	10/29/25	B1	189,754
		Total Namibia				189,754

		Netherlands – 0.1%

185		Aegon NV	5.500%	4/11/48	Baa1	175,741
200		VEON Holdings BV, Reg S	4.000%	4/09/25	N/R	167,000
		Total Netherlands				342,741

		Nigeria – 0.2%

200		Access Bank PLC , 144A	6.125%	9/21/26	B-	167,820
400		Nigeria Government International Bond, 144A	8.375%	3/24/29	B-	359,500
200		Nigeria Government International Bond, 144A	7.375%	9/28/33	B-	157,214
200		Nigeria Government International Bond, Reg S	7.625%	11/28/47	B-	141,904
		Total Nigeria				826,438

		Oman – 0.2%

385		Oman Government International Bond, Reg S	5.625%	1/17/28	Ba2	380,511
200		Oman Government International Bond, 144A	6.250%	1/25/31	Ba2	202,648
200		Oman Government International Bond, Reg S	6.750%	1/17/48	Ba2	191,829
200		OQ SAOC, 144A	5.125%	5/06/28	BB	189,373
		Total Oman				964,361

		Pakistan – 0.1%

515		Pakistan Government International Bond , Reg S	6.875%	12/05/27	CCC+	243,708
200		Pakistan Government International Bond , 144A	6.000%	4/08/26	Caa3	96,750
200		Pakistan Water & Power Development Authority , Reg S	7.500%	6/04/31	CCC+	84,591
		Total Pakistan				425,049

		Panama – 0.2%

200		Aeropuerto Internacional de Tocumen SA , 144A	5.125%	8/11/61	BBB	153,500
200		C&W Senior Financing DAC , 144A	6.875%	9/15/27	BB-	174,500
190		Panama Bonos del Tesoro	3.362%	6/30/31	BBB	162,355
155		Panama Notas del Tesoro	3.750%	4/17/26	BBB	151,837
182		UEP Penonome II SA , 144A 2020 1	6.500%	10/01/38	BB	136,067
		Total Panama				778,259

		Paraguay – 0.0%

200		Paraguay Government International Bond , 144A	2.739%	1/29/33	Ba1	159,177
		Total Paraguay				159,177

		Peru – 0.2%
65		Banco de Credito del Peru S.A , 144A	3.250%	9/30/31	BBB-	57,231
120		Banco de Credito del Peru S.A , 144A	3.125%	7/01/30	BBB-	110,154
300		Fondo MIVIVIENDA SA , 144A	4.625%	4/12/27	Baa1	289,138
200		Kallpa Generacion SA , Reg S	4.875%	5/24/26	Baa3	192,500
300	PEN	Peru Government Bond	5.400%	8/12/34	BBB+	72,941
200		Peruvian Government International Bond	3.000%	1/15/34	Baa1	166,000
250	PEN	Peruvian Government International Bond , 144A	5.400%	8/12/34	BBB+	60,784
95		Volcan Cia Minera SAA , 144A	4.375%	2/11/26	B+	70,651
		Total Peru				1,019,399

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Philippines – 0.0%

$ 200		Philippine Government International Bond	4.200%	3/29/47	BBB+	$171,859
		Total Philippines				171,859

		Poland – 0.1%

200		Bank Gospodarstwa Krajowego , 144A	5.375%	5/22/33	A2	198,810
300	PLN	Republic of Poland Government Bond	2.750%	10/25/29	A	62,802
370	PLN	Republic of Poland Government Bond	0.250%	10/25/26	A2	76,360
192		Republic of Poland Government International Bond	5.500%	4/04/53	A2	193,076
		Total Poland				531,048

		Qatar – 0.1%
200		Qatar Government International Bond , Reg S	4.400%	4/16/50	AA	181,828
310		QatarEnergy , 144A	3.300%	7/12/51	AA	227,590
200		QNB Finance Ltd , Reg S	2.625%	5/12/25	Aa3	189,547
		Total Qatar				598,965

		Republic of Serbia – 0.0%

200		Serbia International Bond , 144A	6.500%	9/26/33	BB+	196,018
		Total Republic of Serbia				196,018

		Romania – 0.1%
550	RON	Romania Government Bond	3.650%	9/24/31	BBB-	97,597
200	RON	Romania Government Bond	4.150%	1/26/28	BBB-	39,571
140		Romanian Government International Bond, 144A	3.000%	2/27/27	BBB-	126,700
		Total Romania				263,868

		Rwanda – 0.1%

300		Rwanda International Government Bond, 144A	5.500%	8/09/31	B+	225,773
		Total Rwanda				225,773

		Saudi Arabia – 0.2%

200		EIG Pearl Holdings Sarl, 144A	4.387%	11/30/46	A1	156,520
200		Saudi Arabian Oil Co , Reg S	4.250%	4/16/39	A+	175,858
385		Saudi Government International Bond, Reg S	3.750%	1/21/55	A1	290,536
325		Saudi Government International Bond, 144A	2.250%	2/02/33	A1	261,541
		Total Saudi Arabia				884,455

		Senegal – 0.1%

215		Senegal Government International Bond, Reg S	6.750%	3/13/48	Ba3	153,414
200		Senegal Government International Bond, 144A	6.750%	3/13/48	Ba3	142,718
100	EUR	Senegal Government International Bond, 144A	5.375%	6/08/37	Ba3	72,864
		Total Senegal				368,996

		South Africa – 0.5%

500		Eskom Holdings SOC Ltd, 144A	6.750%	8/06/23	CCC+	497,500
200		Eskom Holdings SOC Ltd, 144A	6.350%	8/10/28	Ba2	186,016
200		MTN Mauritius Investments Ltd, 144A	6.500%	10/13/26	Ba2	196,840
2,875	ZAR	Republic of South Africa Government Bond	8.875%	2/28/35	BB	124,952
3,075	ZAR	Republic of South Africa Government Bond	7.000%	2/28/31	BB	130,687
225		Republic of South Africa Government International Bond	5.875%	4/20/32	Ba2	199,013
200		Republic of South Africa Government International Bond	5.375%	7/24/44	Ba2	141,892
200		Republic of South Africa Government International Bond	5.650%	9/27/47	Ba2	141,111
200		Sasol Financing USA LLC, 144A	8.750%	5/03/29	BB+	194,828
250		Transnet SOC Ltd, 144A	8.250%	2/06/28	BB-	242,812
		Total South Africa				2,055,651

		Sri Lanka – 0.0%

415		Sri Lanka Government International Bond, Reg S	6.850%	11/03/25	Ca	194,645
		Total Sri Lanka				194,645

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Supranational – 0.1%

$ 5,000	INR	Asian Development Bank	6.150%	2/25/30	AAA	$58,760
200		Banque Ouest Africaine de Developement , 144A	4.700%	10/22/31	Baa1	162,318
		Total Supranational				221,078

		Thailand – 0.1%

200		Bangkok Bank PCL/Hong Kong, 144A	3.466%	9/23/36	Baa3	162,774
6,150	THB	Thailand Government Bond	2.875%	12/17/28	N/R	177,760
		Total Thailand				340,534

		Turkey – 0.2%

200		Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A	3.375%	6/29/28	BB+	161,096
245		Turkey Government International Bond	5.125%	2/17/28	B	212,464
250		Turkey Government International Bond	6.000%	1/14/41	B	183,557
200		Turkiye Ihracat Kredi Bankasi AS, 144A	6.125%	5/03/24	B3	194,514
200		Turkiye Ihracat Kredi Bankasi AS, 144A	5.750%	7/06/26	B3	180,425
200		Turkiye Sise ve Cam Fabrikalari AS, 144A	6.950%	3/14/26	B	194,000
		Total Turkey				1,126,056

		Uganda – 0.0%

669,000	UGX	Republic of Uganda Government Bonds	14.250%	8/23/29	N/R	181,082
		Total Uganda				181,082

		Ukraine – 0.1%

200		NAK Naftogaz Ukraine via Kondor Finance PLC, Reg S (11)	7.375%	7/19/24	N/R	113,000
100		Ukraine Government International Bond, Reg S	7.750%	9/01/28	CCC	23,720
115		Ukraine Government International Bond, Reg S	7.750%	9/01/24	CCC	28,492
360		Ukraine Government International Bond, 144A	7.253%	3/15/35	CCC	82,800
425		Ukraine Government International Bond, 144A	6.876%	5/21/31	CCC	95,625
		Total Ukraine				343,637

		United Arab Emirates – 0.3%

200		DAE Funding LLC, 144A	3.375%	3/20/28	Baa3	179,704
400		Emirate of Dubai Government International Bonds, Reg S	3.900%	9/09/50	N/R	288,815
435		Galaxy Pipeline Assets Bidco Ltd, 144A	2.625%	3/31/36	Aa2	350,726
228		Galaxy Pipeline Assets Bidco Ltd, 144A 2022 2022	2.940%	9/30/40	Aa2	182,713
240		MDGH GMTN RSC Ltd, 144A	4.375%	11/22/33	Aa2	230,988
195		Sweihan PV Power Co PJSC, 144A 2022 1	3.625%	1/31/49	BBB+	156,782
		Total United Arab Emirates				1,389,728

		United Kingdom – 0.0%

190		Vodafone Group PLC	4.125%	6/04/81	BB+	150,765
		Total United Kingdom				150,765

		Uruguay – 0.1%

80		Uruguay Government International Bond	4.375%	1/23/31	BBB+	78,808
6,200	UYU	Uruguay Government International Bond	8.250%	5/21/31	BBB+	151,758
		Total Uruguay				230,566

		Uzbekistan – 0.0%

200		Republic of Uzbekistan International Bond, Reg S	4.750%	2/20/24	BB-	197,760
		Total Uzbekistan				197,760

		Zambia – 0.1%

425		Zambia Government International Bond, 144A	8.500%	4/14/24	D	244,945
		Total Zambia				244,945
		Total Emerging Market Debt And Foreign Corporate Bonds (cost $50,299,234)				41,598,360

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 9.1% (6.2% of Total Investments)

	Automobiles – 0.3%

$ 1,190	General Motors Financial Co Inc (3)	5.750%	N/A (15)	BB+	$968,362
527	General Motors Financial Co Inc	5.700%	N/A (15)	BB+	462,624
	Total Automobiles				1,430,986

	Banks – 3.8%

75	Bank of America Corp	6.100%	N/A (15)	BBB+	74,363
295	Bank of America Corp	4.375%	N/A (15)	BBB+	251,561
1,090	Bank of America Corp (3)	6.500%	N/A (15)	BBB+	1,086,970
285	Bank of America Corp	6.250%	N/A (15)	BBB+	281,438
170	Citigroup Inc	5.000%	N/A (15)	BBB-	158,685
1,190	Citigroup Inc (3)	6.250%	N/A (15)	BBB-	1,170,996
1,000	Citigroup Inc (3)	6.300%	N/A (15)	BBB-	972,500
1,000	Citigroup Inc (3)	5.950%	N/A (15)	BBB-	959,028
260	Citigroup Inc	7.375%	N/A (15)	BBB-	258,090
335	Citizens Financial Group Inc	4.000%	N/A (15)	Baa3	250,823
260	Citizens Financial Group Inc	6.375%	N/A (15)	Baa3	223,600
325	CoBank ACB	6.250%	N/A (15)	BBB+	304,561
765	CoBank ACB	6.450%	N/A (15)	BBB+	707,625
550	First Citizens BancShares Inc/NC (3-Month LIBOR reference rate + 3.972% spread) (7)	9.524%	N/A (15)	Ba1	527,845
610	Huntington Bancshares Inc/OH	5.625%	N/A (15)	Baa3	545,103
345	JPMorgan Chase & Co	3.650%	N/A (15)	BBB+	303,652
375	JPMorgan Chase & Co	5.000%	N/A (15)	BBB+	366,328
270	JPMorgan Chase & Co	6.100%	N/A (15)	BBB+	269,379
1,600	JPMorgan Chase & Co (3)	6.750%	N/A (15)	BBB+	1,604,160
235	M&T Bank Corp	5.125%	N/A (15)	Baa2	185,499
380	M&T Bank Corp	6.450%	N/A (15)	Baa2	352,597
325	PNC Financial Services Group Inc/The	6.000%	N/A (15)	Baa2	292,500
100	PNC Financial Services Group Inc/The (3-Month LIBOR reference rate + 3.040% spread) (7)	8.536%	N/A (15)	BBB-	99,112
775	PNC Financial Services Group Inc/The	6.250%	N/A (15)	Baa2	695,756
415	PNC Financial Services Group Inc/The	3.400%	N/A (15)	Baa2	306,063
448	PNC Financial Services Group Inc/The	5.000%	N/A (15)	Baa2	385,142
625	Regions Financial Corp	5.750%	N/A (15)	Baa3	591,593
295	Truist Financial Corp	5.100%	N/A (15)	Baa2	255,175
1,035	Truist Financial Corp (3-Month LIBOR reference rate + 3.102% spread) (7)	8.654%	N/A (15)	Baa2	1,014,341
400	Truist Financial Corp	4.800%	N/A (15)	Baa2	341,000
500	Wells Fargo & Co	3.900%	N/A (15)	Baa2	440,200
600	Wells Fargo & Co	5.900%	N/A (15)	Baa2	591,750
1,280	Wells Fargo & Co (3)	5.875%	N/A (15)	Baa2	1,254,270
450	Zions Bancorp NA	7.200%	N/A (15)	BB+	377,445
	Total Banks				17,499,150

	Capital Markets – 0.5%

395	Bank of New York Mellon Corp/The	4.700%	N/A (15)	Baa1	383,643
615	Charles Schwab Corp/The	5.375%	N/A (15)	Baa2	587,768
710	Goldman Sachs Group Inc/The	5.500%	N/A (15)	BBB-	691,313
650	Goldman Sachs Group Inc/The	5.300%	N/A (15)	BBB-	627,250
	Total Capital Markets				2,289,974

	Construction Materials – 0.1%

200	Cemex SAB de CV, 144A	9.125%	N/A (15)	BB-	202,549
	Total Construction Materials				202,549

	Consumer Finance – 0.4%

459	Ally Financial Inc	4.700%	N/A (15)	Ba2	324,018
400	Ally Financial Inc	4.700%	N/A (15)	Ba2	258,000
455	American Express Co	3.550%	N/A (15)	Baa2	377,650
295	Capital One Financial Corp	3.950%	N/A (15)	Baa3	219,037
130	Discover Financial Services	5.500%	N/A (15)	Ba1	98,647
305	Discover Financial Services	6.125%	N/A (15)	Ba1	290,646
	Total Consumer Finance				1,567,998

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Electric Utilities – 0.4%

$ 310	American Electric Power Co Inc	3.875%	2/15/62	BBB	$246,211
300	Edison International	5.000%	N/A (15)	BB+	259,170
150	Edison International	5.375%	N/A (15)	BB+	131,085
860	Emera Inc (3)	6.750%	6/15/76	BB+	831,603
340	Southern Co/The	4.000%	1/15/51	BBB-	314,439
	Total Electric Utilities				1,782,508

	Financial Services – 0.3%

555	American AgCredit Corp , 144A	5.250%	N/A (15)	BB+	488,400
115	Citigroup Inc (3-Month LIBOR reference rate + 4.068% spread) (7)	9.341%	N/A (15)	BBB-	115,403
390	Equitable Holdings Inc	4.950%	N/A (15)	BBB-	362,193
420	Voya Financial Inc	6.125%	N/A (15)	BBB-	406,071
	Total Financial Services				1,372,067

	Food Products – 0.4%

2,250	Land O’ Lakes Inc, 144A (3)	8.000%	N/A (15)	BB	1,980,000
	Total Food Products				1,980,000

	Independent Power Producers & Energy Traders – 0.2%

300	AES Andes SA, 144A	6.350%	10/07/79	BB	276,183
265	AES Andes SA, 144A	7.125%	3/26/79	BB	244,992
185	Vistra Corp, 144A	8.000%	N/A (15)	Ba3	172,973
175	Vistra Corp, 144A	7.000%	N/A (15)	Ba3	152,688
	Total Independent Power Producers & Energy Traders				846,836

	Industrial Conglomerates – 0.1%

409	General Electric Co (3-Month LIBOR reference rate + 3.330% spread) (3), (7)	8.882%	N/A (15)	BBB-	408,999
	Total Industrial Conglomerates				408,999

	Insurance – 1.2%

233	American International Group Inc	5.750%	4/01/48	BBB-	226,427
450	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	358,730
325	Enstar Finance LLC	5.750%	9/01/40	BBB-	280,134
235	Enstar Finance LLC	5.500%	1/15/42	BBB-	175,310
681	Markel Group Inc	6.000%	N/A (15)	BBB-	657,148
790	MetLife Inc, 144A (3)	9.250%	4/08/38	BBB	915,866
660	Provident Financing Trust I	7.405%	3/15/38	BB+	664,290
395	Prudential Financial Inc	5.125%	3/01/52	BBB+	356,634
420	QBE Insurance Group Ltd, 144A	5.875%	N/A (15)	Baa2	399,717
1,075	SBL Holdings Inc, 144A	6.500%	N/A (15)	BB	583,564
1,100	SBL Holdings Inc, 144A	7.000%	N/A (15)	BB	660,590
	Total Insurance				5,278,410

	Media – 0.1%

560	Paramount Global	6.375%	3/30/62	Baa3	467,158
	Total Media				467,158

	Multi-Utilities – 0.3%

165	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	131,175
595	CenterPoint Energy Inc	6.125%	N/A (15)	BBB-	574,211
360	CMS Energy Corp	4.750%	6/01/50	BBB-	309,503
510	Sempra Energy	4.875%	N/A (15)	BBB-	474,335
	Total Multi-Utilities				1,489,224

	Oil, Gas & Consumable Fuels – 0.3%

305	Enbridge Inc	7.625%	1/15/83	BBB-	306,486
535	Energy Transfer LP	6.500%	N/A (15)	BB	485,951
55	Energy Transfer LP	7.125%	N/A (15)	BB	46,636
645	Transcanada Trust	5.600%	3/07/82	BBB-	543,535
	Total Oil, Gas & Consumable Fuels				1,382,608

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Trading Companies & Distributors – 0.5%

$ 610	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Baa3	$589,613
1,645	AerCap Holdings NV (3)	5.875%	10/10/79	BB+	1,551,443
395	Air Lease Corp	4.650%	N/A (15)	BB+	329,651
	Total Trading Companies & Distributors				2,470,707

	U.S. Agency – 0.1%

525	Farm Credit Bank of Texas, 144A	6.200%	N/A (15)	BBB+	459,375
	Total U.S. Agency				459,375

	Wireless Telecommunication Services – 0.1%

500	Vodafone Group PLC	7.000%	4/04/79	BB+	512,675
	Total Wireless Telecommunication Services				512,675
	Total $1,000 Par (or similar) Institutional Preferred (cost $46,115,010)				41,441,224

Principal Amount (000)	Description (1), (16)	Coupon	Maturity	Ratings (6)	Value

	CONTINGENT CAPITAL SECURITIES – 6.2% (4.2% of Total Investments)

	Banks – 5.3%

$ 240	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (15)	Baa2	$234,688
600	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (15)	Ba2	562,620
640	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (15)	Ba2	536,256
200	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (15)	Ba2	173,656
500	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (15)	Ba2	455,085
600	Banco Santander SA, Reg S	7.500%	N/A (15)	Ba1	571,786
800	Banco Santander SA	4.750%	N/A (15)	Ba1	612,183
200	Bank Hapoalim BM, 144A, Reg S	3.255%	1/21/32	BBB	171,130
1,055	Barclays PLC (3)	7.750%	N/A (15)	BBB-	1,033,795
630	Barclays PLC	6.125%	N/A (15)	BBB-	552,195
700	Barclays PLC	8.000%	N/A (15)	BBB-	625,380
895	Barclays PLC (3)	8.000%	N/A (15)	BBB-	845,685
200	BBVA Bancomer SA/Texas, 144A	5.125%	1/18/33	BB	173,548
200	BBVA Bancomer SA/Texas, 144A	8.450%	6/29/38	Baa3	200,200
200	BNP Paribas SA, 144A	9.250%	N/A (15)	BBB	206,123
985	BNP Paribas SA, 144A	7.750%	N/A (15)	BBB	953,382
515	BNP Paribas SA, 144A	6.625%	N/A (15)	BBB	494,593
380	BNP Paribas SA, 144A	7.375%	N/A (15)	BBB	368,438
290	BNP Paribas SA, 144A	7.000%	N/A (15)	BBB	259,598
805	Credit Agricole SA, 144A (3)	7.875%	N/A (15)	BBB	795,652
755	Credit Agricole SA, 144A	8.125%	N/A (15)	BBB	755,944
910	HSBC Holdings PLC (3)	6.000%	N/A (15)	BBB	813,312
465	HSBC Holdings PLC	8.000%	N/A (15)	BBB	461,631
2,120	HSBC Holdings PLC (3)	6.375%	N/A (15)	BBB	2,030,218
900	ING Groep NV (3)	6.500%	N/A (15)	BBB	839,880
845	ING Groep NV	5.750%	N/A (15)	BBB	746,258
530	ING Groep NV, Reg S	6.750%	N/A (15)	BBB	504,873
420	Intesa Sanpaolo SpA, 144A	7.700%	N/A (15)	BB-	394,275
1,055	Lloyds Banking Group PLC (3)	7.500%	N/A (15)	Baa3	1,007,789
1,225	Lloyds Banking Group PLC (3)	7.500%	N/A (15)	Baa3	1,145,559
240	Lloyds Banking Group PLC	8.000%	N/A (15)	Baa3	219,276
500	Macquarie Bank Ltd/London, 144A	6.125%	N/A (15)	Baa3	450,384
680	NatWest Group PLC	8.000%	N/A (15)	BBB-	661,932
1,010	NatWest Group PLC	6.000%	N/A (15)	Baa3	934,250
380	Nordea Bank Abp, 144A	6.625%	N/A (15)	BBB+	358,260
245	Societe Generale SA, 144A	8.000%	N/A (15)	BB	229,990
660	Societe Generale SA, 144A	9.375%	N/A (15)	BB+	645,150
655	Societe Generale SA, 144A	7.875%	N/A (15)	BB+	640,541
320	Societe Generale SA, 144A	6.750%	N/A (15)	BB	259,314
400	Standard Chartered PLC, 144A	7.750%	N/A (15)	BBB-	396,104
435	UniCredit SpA , Reg S	8.000%	N/A (15)	BB-	425,239
	Total Banks				23,746,172

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1), (16)	Coupon	Maturity	Ratings (6)	Value

	Capital Markets – 0.9%

$ 1,645	Credit Suisse Group AG, 144A	7.250%	N/A (15)	N/R	$61,407
1,000	Credit Suisse Group AG, 144A	7.500%	N/A (15)	N/R	37,330
735	Credit Suisse Group AG, 144A	9.750%	N/A (15)	N/R	27,437
575	Credit Suisse Group AG, 144A	7.500%	N/A (15)	N/R	21,465
300	Credit Suisse Group AG, 144A	6.375%	N/A (15)	N/R	11,199
1,600	Deutsche Bank AG (3)	6.000%	N/A (15)	Ba2	1,276,640
1,030	UBS Group AG, Reg S	7.000%	N/A (15)	BBB-	978,500
650	UBS Group AG, 144A	7.000%	N/A (15)	BBB-	627,672
1,365	UBS Group AG, Reg S	6.875%	N/A (15)	BBB-	1,247,815
245	UBS Group AG, 144A	3.875%	N/A (15)	BBB-	189,711
	Total Capital Markets				4,479,176
	Total Contingent Capital Securities (cost $35,485,612)				28,225,348

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 3.9% (2.7% of Total Investments)

	Automobiles – 0.1%

3,960	Dr Ing hc F Porsche AG	0.000%		N/R	$491,946
	Total Automobiles				491,946

	Banks – 1.3%

371,500	Banco Bradesco SA	0.000%		N/R	1,276,299
4,750	Farm Credit Bank of Texas, 144A	6.750%		Baa1	470,250
20,222	Fifth Third Bancorp	6.625%		Baa3	506,157
161,600	Itau Unibanco Holding SA	0.000%		N/R	959,164
49,625	KeyCorp	6.200%		Baa3	946,845
18,425	KeyCorp	6.125%		Baa3	368,684
25,814	New York Community Bancorp Inc	6.375%		Ba2	565,585
12,231	Regions Financial Corp	6.375%		Baa3	279,234
8,400	Synovus Financial Corp	5.875%		BB-	173,460
7,800	Western Alliance Bancorp	4.250%		Ba3	111,540
14,500	Wintrust Financial Corp	6.875%		BB	353,655
	Total Banks				6,010,873

	Capital Markets – 0.4%

4,900	Goldman Sachs Group Inc/The	8.977%		BB+	124,999
25,000	Morgan Stanley	6.875%		BBB	633,000
39,606	Morgan Stanley	7.125%		BBB	995,695
10,100	Morgan Stanley	6.500%		BBB	262,196
	Total Capital Markets				2,015,890

	Communications Equipment – 0.0%

3,288	riverbed technology inc	0.000%		N/R	—
	Total Communications Equipment				—

	Consumer Finance – 0.0%

10,648	Synchrony Financial	5.625%		BB-	178,247
	Total Consumer Finance				178,247

	Diversified Telecommunication Services – 0.0%

7,900	AT&T Inc	4.750%		BBB-	166,532
	Total Diversified Telecommunication Services				166,532

	Financial Services – 0.2%

21,900	Equitable Holdings Inc	5.250%		BBB-	437,781
23,800	Voya Financial Inc	5.350%		BBB-	530,026
	Total Financial Services				967,807

Shares	Description (1)	Coupon		Ratings (6)	Value

	Food Products – 0.3%

24,270	CHS Inc	6.750%		N/R	$612,818
34,746	CHS Inc (3)	7.100%		N/R	880,116
	Total Food Products				1,492,934

	Insurance – 0.9%

24,200	American Equity Investment Life Holding Co	6.625%		BB	558,778
26,566	American Equity Investment Life Holding Co	5.950%		BB	565,856
29,048	Aspen Insurance Holdings Ltd	5.950%		BB+	720,390
15,200	Aspen Insurance Holdings Ltd	5.625%		BB+	288,192
11,000	Assurant Inc	5.250%		Baa3	207,460
19,836	Athene Holding Ltd	6.350%		BBB	416,556
19,590	Athene Holding Ltd	6.375%		BBB	457,818
2,500	Axis Capital Holdings Ltd	5.500%		BBB	51,300
11,432	Enstar Group Ltd	7.000%		BBB-	260,764
13,500	Reinsurance Group of America Inc	5.750%		BBB+	336,555
10,300	Reinsurance Group of America Inc	7.125%		BBB+	262,238
8,200	Selective Insurance Group Inc	4.600%		BBB-	134,234
	Total Insurance				4,260,141

	Multi-Utilities – 0.1%

10,000	NiSource Inc	6.500%		BBB-	251,900
	Total Multi-Utilities				251,900

	Oil, Gas & Consumable Fuels – 0.4%

5,400	Energy Transfer LP	7.600%		BB	131,652
30,300	NuStar Energy LP	11.176%		B2	739,320
18,300	NuStar Energy LP	12.299%		B2	466,833
316,133	Raizen SA	0.000%		N/R	290,503
	Total Oil, Gas & Consumable Fuels				1,628,308

	Trading Companies & Distributors – 0.2%

20,500	Air Lease Corp	6.150%		BB+	465,350
6,800	WESCO International Inc	10.625%		B+	181,696
	Total Trading Companies & Distributors				647,046
	Total $25 Par (or similar) Retail Preferred (cost $19,654,601)				18,111,624

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 1.8% (1.3% of Total Investments)

	Automobiles – 0.0%

$ 200	Hyundai Capital America, 144A	5.680%	6/26/28	BBB+	$198,399
	Total Automobiles				198,399

	Commercial Services & Supplies – 0.3%

325	Prime Security Services Borrower LLC / Prime Finance Inc, 144A (3)	6.250%	1/15/28	B	304,460
973	Prime Security Services Borrower LLC / Prime Finance Inc, 144A (3)	5.750%	4/15/26	BB	955,124
	Total Commercial Services & Supplies				1,259,584

	Diversified Telecommunication Services – 0.1%

375	Frontier Communications Holdings LLC, 144A (3)	5.875%	10/15/27	BB+	344,160
	Total Diversified Telecommunication Services				344,160

	Electric Utilities – 0.1%

484	PG&E Corp	5.000%	7/01/28	BB+	444,121
	Total Electric Utilities				444,121

	Entertainment – 0.0%

125	AMC Entertainment Holdings Inc, 144A, (cash 10.000%, PIK 12.000%)	10.000%	6/15/26	CCC-	89,688
	Total Entertainment				89,688

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

Health Care Providers & Services – 0.3%

$ 625	Tenet Healthcare Corp (3)	4.625%	6/15/28	BB-	$583,741
400	Tenet Healthcare Corp	4.875%	1/01/26	BB-	389,596
250	Tenet Healthcare Corp	6.125%	10/01/28	B+	240,675
Total Health Care Providers & Services	1,214,012

Hotel & Resort REITs – 0.0%

250	RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB-	229,375
Total Hotel & Resort REITs	229,375

Hotels, Restaurants & Leisure – 0.3%

975	Caesars Entertainment Inc, 144A	6.250%	7/01/25	Ba3	970,485
250	Life Time Inc, 144A	5.750%	1/15/26	BB-	243,633
Total Hotels, Restaurants & Leisure	1,214,118

Insurance – 0.3%

475	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A (3)	4.250%	10/15/27	B	426,262
907	Assurant Inc (3)	7.000%	3/27/48	Baa3	870,506
Total Insurance	1,296,768

Media – 0.2%

625	iHeartCommunications Inc, 144A (3)	5.250%	8/15/27	BB-	477,937
300	LCPR Senior Secured Financing DAC, 144A	5.125%	7/15/29	BB+	252,086
69	McGraw-Hill Education Inc, 144A	5.750%	8/01/28	BB+	59,788
250	Outfront Media Capital LLC / Outfront Media Capital Corp, 144A	5.000%	8/15/27	B+	226,925
Total Media	1,016,736

Oil, Gas & Consumable Fuels – 0.1%

250	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B-	239,373
250	Matador Resources Co (3)	5.875%	9/15/26	BB-	242,261
61	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB	60,894
Total Oil, Gas & Consumable Fuels	542,528

Specialty Retail – 0.1%

640	Hertz Corp/The, 144A (3)	4.625%	12/01/26	B+	577,600
Total Specialty Retail	577,600
Total Corporate Bonds (cost $9,130,543)	8,427,089

Shares	Description (1)	Value

WARRANTS – 0.1% (0.1% of Total Investments)

Energy Equipment & Services – 0.1%

3,996	Quarternorth Energy Holding Inc	$449,550
2,870	Quarternorth Energy Holding Inc	28,700
5,530	Quarternorth Energy Holding Inc	27,650
Total Energy Equipment & Services	505,900

Entertainment – 0.0%

34,453	Cineworld Warrant	—
Total Entertainment	—
Total Warrants (cost $54,810)	505,900

Description (17)	Type	Number of Contracts	Notional Amount (18)	Exercise Price	Expiration Date	Value

OPTIONS PURCHASED – 0.0% (0.0% of Total Investments)

CBOE Volatility Index	Call	10	$22,000	$22	7/21/23	$200

	Description (17)	Type	Number of Contracts	Notional Amount (18)	Exercise Price	Expiration Date	Value

	OPTIONS PURCHASED (continued)

	CBOE Volatility Index	Call	10	$30,000	$30	8/18/23	$425
	iShares U.S. Home Construction ETF	Put	20	150,000	75	7/21/23	128
	Total Options Purchased (cost $3,761)		40	202,000			753

Shares	Description (1)						Value

	INVESTMENT COMPANIES – 0.1% (0.0% of Total Investments)

72,749	3i Infrastructure PLC						$289,331
	Total Investment Companies (cost $288,165)						289,331
	Total Long-Term Investments (cost $636,907,186)						642,864,764

Principal Amount (000)	Description (1)			Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.8% (3.3% of Total Investments)

	REPURCHASE AGREEMENTS – 4.8% (3.3% of Total Investments)

$ 1,916	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/23, repurchase price $1,916,264, collateralized by $2,233,200, U.S. Treasury Note, 1.500%, due 11/30/28, value $1,954,353			1.520%	7/03/23		$1,916,021
20,070	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/23, repurchase price $20,078,379, collateralized by $20,105,200, U.S. Treasury Notes, 4.000%, due 2/28/30, value $20,338,827; collateralized by $134,500, U.S. Treasury Note, 3.625%, due 3/31/30, value $132,650			5.010%	7/03/23		20,070,000
	Total Repurchase Agreements (cost $21,986,021)						21,986,021
	Total Short-Term Investments (cost $21,986,021)						21,986,021
	Total Investments (cost $658,893,207) – 145.4%						664,850,785
	Borrowings – (30.5)% (19), (20)						(139,601,000)
	Reverse Repurchase Agreements, including accrued interest – (13.3)% (21)						(60,807,219)
	Other Assets & Liabilities, Net – (1.6)% (22)						(7,236,083)
	Net Assets Applicable to Common Shares – 100%						$457,206,483

Investments in Derivatives

Options Written

Description (17)	Type	Number of Contracts	Notional Amount (18)	Exercise Price	Expiration Date	Value
Russell 2000 Index	Call	(10)	$(1,900,000)	$1,900	7/21/23	$(23,750)
S&P 500 Index	Call	(10)	(4,450,000)	4,450	7/21/23	(44,850)
S&P 500 Index	Call	(27)	(12,150,000)	4,500	7/21/23	(60,210)
Total Options Written (premiums received $60,297)		(47)	$(18,500,000)			$(128,810)

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	748,344	Euro	692,252	Morgan Stanley Capital Services LLC	7/14/2023	(7,366)

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments June 30, 2023
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $113,009,627.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	For fair value measurement disclosure purposes, investment classified as Level 3.

(6)

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designatedN/R are not rated by Moody’s, S&P or Fitch.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(8)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $64,117,816 have been pledged as collateral for reverse repurchase agreements.

(9)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(12)	Principal Amount (000) rounds to less than $1,000.

(13)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(14)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(15)	Perpetual security. Maturity date is not applicable.

(16)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(17)	Exchange-traded, unless otherwise noted.

(18)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

(19)	Borrowings as a percentage of Total Investments is 21.0%.

(20)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $259,632,596 have been pledged as collateral for borrowings.

(21)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 9.1%.

(22)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CME	Chicago Mercantile Exchange

CZK	Czech Koruna

DD1	Portion of investment purchased on a delayed delivery basis.

DOP	Dominican Peso

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

EUR	Euro

GDR	Global Depositary Receipt

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

LIBOR	London Inter-Bank Offered Rate

MSCI	Morgan Stanley Capital International

MXN	Mexican Peso

MYR	Malaysian Ringgit

N/A	Not Applicable.

PEN	Peruvian Sol

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

PLN	Polish Zloty

REIT	Real Estate Investment Trust

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

RON	Romanian Leu

S&P	Standard & Poor’s

SOFR180A	180 Day Average Secured Overnight Financing Rate

SOFR30A	30 Day Average Secured Overnight Financing Rate

SOFR90A	90 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

THB	Thai Baht

TSFR1M	CME Term SOFR 1 Month

TSFR3M	CME Term SOFR 3 Month

UGX	Ugandan Shilling

UYU	Uruguayan Peso

WI/DD	Purchased on a when-issued or delayed delivery basis.

ZAR	South African Rand

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)	NMAI
ASSETS
Long-term investments, at value†	$642,864,764
Short-term investments, at valueà	21,986,021
Cash	554,045
Cash denominated in foreign currencies^	79,450
Receivable for:
Dividends	859,113
Interest	3,218,161
Investment sold	3,072,496
Reclaims	738,722
Due from affiliates	20,763
Other assets	242,948
Total assets	673,636,483
LIABILITIES
Options written, at value #	128,810
Borrowings	139,601,000
Reverse repurchase agreements, including accrued interest	60,807,219
Payable for:
Dividends	9,929,543
Interest	624,591
Investments purchased – regular settlement	639,652
Investments purchased – when-issued/delayed-delivery settlement	3,525,143
Unfunded senior loans	5,325
Unrealized depreciation on forward foreign currency exchange contracts	7,366
Accrued expenses:
Custodian fees	361,015
Investor relations	63,202
Management fees	459,207
Trustees fees	210,942
Professional fees	14,506
Shareholder reporting expenses	46,513
Shareholder servicing agent fees	57
Other	5,909
Total liabilities	216,430,000
Net assets applicable to common shares	$457,206,483
Common shares outstanding	33,425,645
Net asset value (“NAV”) per common share outstanding	$13.68
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$334,256
Paid-in capital	486,676,006
Total distributable earnings (loss)	(29,803,779)
Net assets applicable to common shares	$457,206,483
Authorized shares:
Common	Unlimited
Preferred	Unlimited
† Long-term investments, cost	$636,907,186
à Short-term investments, cost	$21,986,021
^ Cash denominated in foreign currencies, cost	$80,789
# Options written, premiums received	$60,297

See Notes to Financial Statements

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)	NMAI
INVESTMENT INCOME
Dividends	$6,466,868
Interest	9,025,470
Rehypothecation income	23,900
Foreign tax withheld on dividend income	(395,320)
Total investment income	15,120,918
EXPENSES
Management fees	2,858,623
Interest expense	5,900,757
Custodian expenses	160,292
Trustees fees	11,332
Professional fees	33,705
Shareholder reporting expenses	64,649
Shareholder servicing agent fees	619
Stock exchange listing fees	4,931
Investor relations expenses	59,877
Other	10,405
Total expenses	9,105,190
Net investment income (loss)	6,015,728
Realized and Unrealized Gain (Loss)
Realized gain (loss):
Investments and foreign currency	(17,049,938)
Options written	1,696
Net realized gain (loss)	(17,048,242)
Change in net unrealized appreciation (depreciation) on:
Investments and foreign currency	40,013,550
Options written	(68,513)
Forward foreign currency exchange contracts	(7,366)
Change in net unrealized appreciation (depreciation)	39,937,671
Net realized and unrealized gain (loss)	22,889,429
Net increase (decrease) in net assets applicable to common shares from operations	$28,905,157

See Notes to Financial Statements

Statement of Changes in Net Assets

	NMAI
	Unaudited Six Months Ended 6/30/23	Year Ended 12/31/2022
OPERATIONS
Net investment income (loss)	$6,015,728	$15,582,325
Net realized gain (loss)	(17,048,242)	(3,423,329)
Change in net unrealized appreciation (depreciation)	39,937,671	(158,716,918)
Net increase (decrease) in net assets applicable to common shares from operations	28,905,157	(146,557,922)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(20,055,387)	(74,696,289)
Decrease in net assets applicable to common shares from distributions to common shareholders	(20,055,387)	(74,696,289)
Net increase (decrease) in net assets applicable to common shares	8,849,770	(221,254,211)
Net assets applicable to common shares at the beginning of period	448,356,713	669,610,924
Net assets applicable to common shares at the end of period	$457,206,483	$448,356,713

See Notes to Financial Statements

Statement of Cash Flows

June 30, 2023 (Unaudited)	NMAI
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$28,905,157
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(122,493,915)
Proceeds from sales and maturities of investments	184,208,639
Proceeds from (Purchase of) short-term investments, net	(18,863,757)
Proceeds from (Payments for) closed foreign currency spot contracts	30,597
Payment-in-kind distributions	20,315
Capital gains and return of capital distributions from investments	161,872
Amortization (Accretion) of premiums and discounts, net	340,575
(Increase) Decrease in:
Receivable for dividends	(167,182)
Receivable for interest	466,451
Receivable for investments sold	562,144
Receivable for reclaims	(29,018)
Due from affiliates	4,152
Other assets	(33,423)
Increase (Decrease) in:
Payable for interest	921,131
Payable for investments purchased – regular settlement	5,751
Payable investments purchased – when-issued/delayed-delivery settlement	(2,927,735)
Payable for unfunded senior loans	(135,999)
Payable for shares redeemed
Accrued custodian fees	(43,244)
Accrued investor relations fees	7,207
Accrued management fees	(44,966)
Accrued Trustees fees	5,242
Accrued professional fees	(3,725)
Accrued shareholder reporting expenses	(10,679)
Accrued shareholder servicing agent fees	(273)
Accrued other expenses	(1,249)
Net realized (gain) loss from:
Investments	17,049,938
Options written	(1,696)
Paydowns	(2,275)
Change in net unrealized appreciation (depreciation) of:
Investments	(40,013,550)
Forward foreign currency exchange contracts	7,366
Options written	68,513
Net cash provided by (used in) operating activities	47,992,364
Cash Flows from Financing Activities
(Repayments of) borrowings	(36,000,000)
Proceeds from reverse repurchase agreements	31,489,000
(Repayments of) reverse repurchase agreements	(32,530,770)
Increase (Decrease) in cash overdraft	(203,036)
Cash distributions paid to common shareholders	(10,125,844)
Net cash provided by (used in) financing activities	(47,370,650)
Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currencies	621,714
Cash and cash denominated in foreign currencies at the beginning of period	11,781
Cash and cash denominated in foreign currencies at the end of period	$633,495

The following table provides a reconciliation of cash and cash denominated in foreign currencies to the statement of assets and liabilities:
Cash	$554,045
Cash denominated in foreign currencies	79,450
Total cash and cash denominated in foreign currencies	$633,495

Supplemental Disclosure of Cash Flow Information	NMAI
Cash paid for interest (excluding costs)	$6,048,483

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share Net Asset Value	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From NII	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Ending Share Price

NMAI
6/30/23(d)	$13.41	$0.18	$0.69	$0.87	$(0.60)	$—	$(0.60)	$13.68	$11.66
12/31/2022	20.03	0.47	(4.86)	(4.39)	(1.40)	(0.83)	(2.23)	13.41	11.49
12/31/2021(f)	20.00	0.07	0.31	0.38	(0.06)	(0.29)	(0.35)	20.03	18.65

The following table sets forth information regarding the Fund’s outstanding senior securities as of end of the Fund’s current and prior fiscal periods.

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)(g)	Asset Coverage Per $1,000(h)

NMAI
6/30/23(d)	$139,601	$4,275
12/31/2022	175,601	3,553
12/31/2021(f)	178,550	4,750

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratio to Average Net Assets
Based on Net Asset Value(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses(c)		Net Investment Income(Loss)(c)		Portfolio Turnover Rate

6.55%	6.84%	$457,206	3.99	%(e)	2.63	%(e)	19%
(21.91)	(26.29)	448,357	2.53		2.88		129
1.90	(5.00)	669,611	1.63	(e)	3.35	(e)	66

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)

• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

•Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NMAI
6/30/2023(d)	2.58	%(e)
12/31/2022	1.04
12/31/2021(f)	0.21	(e)

(d)	Unaudited.
(e)	Annualized.
(f)	For the period November 22, 2021 (commencement of operations) through December 31, 2021.
(g)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(h)

Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

See Notes to Financial Statements

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information: Nuveen Multi-Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “NMAI.” The Fund was organized as a Massachusetts business trust on April 22, 2021.

Current Fiscal Period: The end of the reporting period for the Fund is June 30, 2023, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2023 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into sub-advisory agreements (each a “Sub-Advisory Agreement”) with each of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and Winslow Capital Management LLC (“Winslow”) (NAM, TAL and Winslow are each a “Sub-Adviser”), each of which are affiliates of the Adviser. Pursuant to the Sub-Advisory Agreement with NAM, NAM is responsible for the Fund’s dynamic asset allocation strategy and for allocating the Fund’s assets among each of the various Sub-Advisers. NAM, TAL and Winslow under each Sub-Advisory Agreement manages the investment portfolios of the Fund allocated to it.

Developments Regarding the Fund’s Control Share By-Law: On October 5, 2020, the Fund and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Fund’s Board of Trustees (the “Board”) amended the Fund’s bylaws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Fund appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation: The Fund pays no compensation directly to those of its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in common shares of select Nuveen-advised funds.

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in a Fund’s portfolio. Distributions received from certain securities in which a Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year for the previous year. The distribution is included in a Fund’s ordinary income until such time a Fund is notified by the issuer of the actual tax character.

Foreign Currency Transactions and Translation: To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Japan	$22,783,295	3.4%
United Kingdom	21,833,841	3.3
France	21,116,126	3.2
Netherlands	13,725,069	2.1
Canada	13,370,292	2.0
Australia	12,008,992	1.8
Germany	11,299,107	1.7
China	9,454,898	1.4
Spain	8,729,670	1.3
Mexico	8,603,438	1.3
Other	90,344,098	13.6
Total non-U.S. securities	$233,268,826	35.1%

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Indemnifications: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described later in these Notes to Financial Statements.

Netting Agreements: In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financial Statements.

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements and various filings.

New Accounting Pronouncement: In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing services and are generally classified as Level 1 or 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Adviser, subject to the oversight of the Board and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

Notes to Financial Statements (Unaudited) (continued)

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks	$140,055,111	$127,083,403	$50,080	*	$267,188,594
Asset-Backed and Mortgage-Backed Securities	—	81,707,462	—		81,707,462
Variable Rate Senior Loan Interests	—	58,115,789	—		58,115,789
Exchange-Traded Funds	41,098,725	13,234,650	—		54,333,375
Real Estate Investment Trust Common Stocks	42,797,448	122,467	—		42,919,915
Emerging Market Debt and Foreign Corporate Bonds	—	41,598,360	—		41,598,360
$1,000 Par (or similar) Institutional Preferred	—	41,441,224	—		41,441,224
Contingent Capital Securities	—	28,225,348	—		28,225,348
$25 Par (or similar) Retail Preferred	15,384,215	2,727,409	—		18,111,624
Corporate Bonds	—	8,427,089	—		8,427,089
Warrants	—	505,900	—		505,900
Investment Companies	—	289,331	—		289,331
Options Purchased	753	—	—		753
Short-Term Investments:
Repurchase Agreements	—	21,986,021	—		21,986,021
Investment in Derivatives:
Options Written	(128,810)	—	—		(128,810)
Forward Foreign Currency Contracts**	—	(7,366)	—		(7,366)
Total	$239,207,442	$425,457,087	$50,080		$664,714,609
*	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities

Unfunded Commitments: Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had $5,325 in outstanding unfunded senior loan commitments.

Participation Commitments: With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Fixed Income Clearing Corporation	$21,986,021	$(22,425,830)

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases & Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Purchases	Sales and Maturities
NMAI	122,493,915	184,208,639

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5. Derivative Investments

The Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables.

Options Transactions: During the current fiscal period, the Fund purchased put and call options as part of its overwrite strategy.

During the current fiscal period, the Fund wrote call options on U.S. equity indexes while investing in a portfolio that included U.S. equities to generate additional income and provide downside protection.

The Funds may purchase (buy) or write (sell) put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices and/or bond indices (each a “financial instrument”). Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a financial instrument at a specified exercise price at any time during the period of the option.

When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as an asset on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a liability on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as in unrealized appreciation (depreciation) on the Statement of Operations. When an option expires, the premiums received or paid are recognized as realized gains or losses on the Statement of Operations. When an option is exercised or a closing purchase transaction is entered into, the difference between the premium and the amount received or paid in a closing transaction is recognized as a realized gain or loss on the Statement of Operations.

The market risk associated with purchasing options is limited to the premium paid. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

Fund	Average Notional Amount of Options Contracts Purchased Outstanding*
NMAI	$67,333
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

Fund	Average Notional Amount of Options Contracts Written Outstanding*
NMAI	(6,166,667)
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

Forward Foreign Currency Contracts: During the current fiscal period, NMAI used forward foreign currency contracts to hedge exposure to non-U.S. Dollar denominated positions.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statements of Assets and Liabilities. The Fund realizes gains and losses at the time the forward contracts are closed and are included on the Statement of Operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Forward Foreign Currency Contracts Outstanding*
NMAI	230,751
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
NMAI	Morgan Stanley Capital Services LLC	$ —	$(7,366)	$(7,366)	$—	$(7,366)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.

Market and Counterparty Credit Risk: In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

As of the end of the reporting period, the Fund has invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

Derivative Instrument	Risk Exposure	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
NMAI
Options Purchased	Equity	Long-term investments, at value	$753	—	$—
Options Written	Equity	—	—	Options written, at value	(128,810)
Forward Foreign Currency Contracts	Foreign currency exchange rate	—	—	Unrealized depreciation on forward foreign currency contracts	(7,366)

During the current fiscal period, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
NMAI
Options Purchased	Equity	$—	$(3,008)
Options Written	Equity	1,696	(68,513)
Forward Foreign Currency Contracts	Foreign currency exchange rate	—	(7,366)

6. Fund Shares

Common Share Transactions: The fund did not have any transactions in common shares during the current or prior fiscal period.

7. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NMAI	$664,747,734	$57,266,001	$(57,299,126)	$(33,125)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NMAI	$6,328,379	$—	$(39,876,343)	$(5,073,093)	$—	$—	$(38,621,057)

As of prior fiscal period end, the Fund had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NMAI	$5,073,093	$—	$5,073,093

8. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not included certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2023, the complex-level fee for the Fund:

Fund	Complex-Level Fee
NMAI	0.1595%

Other Transactions with Affiliates

The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Fund engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades
Purchases	$—
Sales	4,633
Realized gain (loss)	(1,335)

9. Fund Leverage

Borrowings: The Fund has entered into a $300,000,000 (maximum commitment amount) borrowing arrangements (“Borrowings”) as a means of leverage. As of the end of the reporting period, the outstanding balance on these Borrowings was $139,601,000.

Interest is charged on the Borrowings at a rate per annum equal to OBFR (Overnight Bank Funding Rate) plus a spread that is determined by a portion of the underlying collateral pledged to secure the amount borrowed. The Fund is charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount, however this fee was waived during the reporting period.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $154,838,569 and 5.25%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. The Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as components of “Interest expense” on the Statement of Operations.

Rehypothecation: The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totaling $113,009,627. During the current fiscal period, the Fund earned $23,900 from Rehypothecation Fees.

Reverse Repurchase Agreements: During the current fiscal period, the Fund utilized reverse repurchase agreements as a means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreement were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	SOFR+0.26%	$(43,127,980)	35-day Evergreen	$(43,127,980)	$(44,856,313)
RBC Capital Markets, LLC	4.80%	(15,724,000)	On-Demand	(15,724,000)	(15,950,906)
		$(58,851,980)		$(58,851,980)	$(60,807,219)

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreement were as follows:

Utilization period (days outstanding)	181
Average daily balance outstanding	$(59,633,230)
Weighted average interest rate	4.79%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
BNP Paribas	$(44,856,313)	$48,285,944
RBC Capital Markets, LLC	(15,950,906)	15,831,872
	$(60,807,219)	$64,117,816
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Notes to Financial Statements (Unaudited) (continued)

10. Inter-Fund Borrowing and Lending

Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Risk

Considerations (Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Multi-Asset Income Fund (NMAI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Fund’s sub-adviser’s Nuveen Asset Management’s skill in determining the Fund’s allocation to different sub-advisers and strategies. There is the risk that Fund’s sub-adviser Nuveen Asset Management’s evaluations and assumptions used in making such allocations may be incorrect. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to debt securities during certain periods. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Investments in non-U.S. securities involve special risks not typically associated with domestic investments including currency risk, if not hedged - the risk that changes in exchange rates will affect the value of the fund’s investments, as well as adverse political, social and economic developments. These risks often are magnified in emerging markets. These and other risk considerations such as foreign currency risk are described in more detail on the Fund’s web page at www.nuveen.com/NMAI.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information directly from the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NMAI
Common shares repurchased	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

(Unaudited)

∎

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2023 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to the Fund, and the respective sub-advisory agreements (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and Winslow Capital Management, LLC (“Winslow,” and Winslow, NAM and TAL are each, a “Sub-Adviser”), pursuant to which each Sub-Adviser serves as an investment sub-adviser to the Fund, for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and each Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and the applicable sub-advisers in their annual review of the advisory agreements. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The presentations, discussions, and meetings throughout the year also provide a means for the Board to evaluate the level, breadth and quality of services provided by the Adviser and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions advanced in 2022 for the benefit of particular Nuveen funds and/or the Nuveen fund complex; a review of each sub-adviser to the Nuveen funds and/or the applicable investment team; an analysis of fund performance with a focus on any Nuveen funds considered performance outliers; an analysis of the fees and expense ratios of the Nuveen funds with a focus on any Nuveen funds considered expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Independent Board Members.

As part of its review, the Board met on April 11-12, 2023 (the “April Meeting”) to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the Board’s annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the Fund.

The Board recognized that the Adviser provides a wide array of management, oversight and administrative services to manage and operate the Nuveen funds and that the scope and complexity of these services, along with the undertakings required of the Adviser in connection with providing these services, have expanded over time as a result of, among other things, regulatory, market and other developments. The Board noted the Adviser’s dedication of resources, time, personnel and capital and commitment to continuing to develop improvements and innovations that seek to enhance the Nuveen fund complex and meet the needs of the Nuveen funds in an increasingly complex regulatory environment. The Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services.

The Board considered the breadth and the quality of the services the Adviser and its various teams provide in overseeing the investment management of the Nuveen funds, including, among other things, overseeing and reviewing the services provided by the various sub-advisers to the Nuveen funds and their investment teams; evaluating fund performance and market conditions; overseeing operational and investment risks; evaluating investment strategies and recommending any changes thereto; managing liquidity; managing the daily valuation of portfolio securities; overseeing trade execution and securities lending; and setting and managing distributions consistent with the respective fund’s product design. With respect to closed-end funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end fund investor relations program. The Board also reviewed the structure of investment personnel compensation of each Fund

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Adviser and considered whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

Given the Nuveen funds operate in a highly regulated industry, the Board further considered the extensive compliance, regulatory and administrative services the Adviser and its various teams provide to manage and operate the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, laws and regulations; devising internal compliance programs in seeking to enhance compliance with regulatory requirements and creating a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board reviewed highlights of the various initiatives Nuveen compliance had taken in 2022 including, among other things, additional due diligence of service providers as their operating environments evolve post-Covid to more hybrid in-person working arrangements; investments in supporting and expanding international trading capabilities; continuing efforts to enhance policies and controls to address compliance risks including those related to environmental, social and governance (“ESG”) matters and new regulatory developments or guidance; and establishing and maintaining compliance policies and comprehensive compliance training programs. The Board also considered information regarding the Adviser’s business continuity, disaster recovery and information security programs and the periodic testing and review of such programs.

In addition to the above functions, the Board considered the quality and extent of other non-advisory services the Adviser provides including, among other things, various fund administration services (such as preparing, overseeing or assisting with the preparation of tax and regulatory filings); product management services (such as evaluating and enhancing products and strategies); legal support services; shareholder services and transfer agency function oversight services; and board support and reporting services. With respect to board support services, the Board reviewed a summary of the annual, quarterly, and special reports the Adviser and/or its affiliates provided to the Board throughout 2022.

The Board further acknowledged various initiatives the Adviser had undertaken or continued in 2022 in seeking to improve the effectiveness of its organization, the Nuveen funds product line-up as well as particular Nuveen fund(s) through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; reopening certain funds previously closed to new investors; adding or modifying the share classes offered by certain funds; implementing fee waivers and expense cap changes for certain funds and evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are represented.

Aside from the services provided, the Board recognized the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and recognized that each Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio or a portion thereof under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the Sub-Adviser or applicable investment team and changes thereto, a summary of the applicable investment team and changes to such team, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Nuveen funds prepared specifically for the annual review of the advisory agreements as well as the performance data the Board received throughout the year representing different time periods. In this regard, leading into the May Meeting, the Board reviewed, among other things, Fund performance over the quarter and one-year periods ending December 31, 2022 and March 31, 2023. In addition, the Board reviewed and discussed performance data at its regularly scheduled quarterly meetings during the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that have been provided for the annual review as well as in prior meetings over time in evaluating fund performance, including the Adviser’s analysis of a fund’s performance with particular focus on performance outliers (both overperformance and underperformance), the factors contributing to performance (including relative to a fund’s benchmark and peers and the impact of market conditions) and any recommendations or steps that had been taken or were proposed to be taken to address significant performance concerns. In this regard, the Board noted, among other things, that certain Nuveen funds had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2020, and, as a result, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.

The Board recognized that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board noted that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.

In its evaluation, the Board reviewed Nuveen fund performance results from different perspectives. In general, subject to certain exceptions, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods and evaluated performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies and other characteristics of the peers in the Performance Peer Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable Nuveen fund. With respect to relative performance of a Nuveen fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Fund as low, medium or high.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further acknowledged that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in helping to provide income.

The Board also evaluated Nuveen fund performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board recognized that longer periods of performance may reflect full market cycles.

In relation to recent general market conditions, the Board had recognized the general market volatility and underperformance of the market in 2022 in considering Nuveen fund performance. The Board took into account the Adviser’s assessment of a fund’s performance during the recent period of significant market volatility. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The Board’s determinations with respect to the Fund are summarized below.

The Board noted that the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2022. The Board noted that the Fund’s use of leverage had detracted from performance but was accretive to overall common share income. In addition, the Fund’s performance was below the performance of its blended benchmark for the one-year period ended March 31, 2023, but the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2023. In considering performance, the Board recognized that the Performance Peer Group was classified as low for relevancy. In its review, the Board also recognized that the Fund was relatively new with a performance history too limited to make a meaningful assessment of performance, and management deserved additional time to develop a performance record. The Board will continue to monitor the development of the Fund.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end funds, the contractual management fee and actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund (after any fee waivers and/or expense reimbursements). More specifically, the Independent Board Members reviewed, among other things, each Nuveen closed-end fund’s actual management fee rate (after fee waivers and/or expense reimbursements, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the

Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net total expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net total expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

The Independent Board Members also considered, in relevant part, a Nuveen fund’s management fee and net total expense ratio in light of its performance history, including reviewing certain funds identified by the Adviser and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions. In addition, with respect to closed-end funds that utilize leverage, the Independent Board Members recognized that certain assets attributable to a fund’s use of leverage may be included in the amount of assets upon which the advisory or sub-advisory fees are calculated. The Independent Board Members acknowledged the fact that a decision to employ leverage or increase a fund’s leverage which has the effect, all other things being equal, of increasing the assets upon which an advisory or sub-advisory fee is based (and, in turn, increasing the Adviser’s and applicable sub-adviser’s management fees), means that the Adviser and applicable sub-adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members recognized, however, that the Adviser and sub-advisers would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the Adviser and/or a sub-adviser, as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members also considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $62.4 million and fund-level breakpoints reduced fees by approximately $76.1 million in 2022.

With respect to each Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to each Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had an actual management fee that was slightly higher than the peer average and a net total expense ratio that was higher than the peer average. The Independent Board Members noted that differences in the Fund’s investment strategy relative to the peer set contributed to the differential.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

2.	Comparisons with the Fees of Other Clients

In evaluating the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Advisers, such other clients may include: retail and institutional managed accounts sub-advised by a Sub-Adviser (with respect to NAM and Winslow); hedge funds or other structured products managed by a Sub-Adviser (with respect to NAM); investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser (with respect to NAM and Winslow); foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser (with respect to each Sub-Adviser); collective investment trusts sub-advised by a Sub-Adviser (with respect to NAM and Winslow); and certain funds advised by a Sub-Adviser (with respect to TAL). The Board further noted that the Adviser also advised, and each Sub-Adviser sub-advised, certain exchange-traded funds (“ETFs”) sponsored by Nuveen. The Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts sub-advised by NAM and Winslow, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers. With respect to TAL, the Board reviewed the management fees and expense ratios of certain funds advised by TAL in the TIAA-CREF family of funds.

In considering the comparative fee data, the Board recognized that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the Nuveen funds compared to that provided to other clients as well as differences in investment policies; eligible portfolio assets and the manner of managing such assets; product structure; investor profiles; account sizes; and regulatory requirements contribute to the variations in the fee schedules. Similarly, differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees assessed the Nuveen funds compared to foreign fund clients. Further, with respect to ETFs, the Board considered that the Nuveen ETFs that are designed to track the performance of a specified index (“Index ETFs”) were passively managed compared to the active management of other Nuveen funds, which also contributed to the differences in fee levels between such Index ETFs and the actively managed funds. The Board acknowledged the wide range of services in addition to investment management that the Adviser had provided to the Nuveen funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that a Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates, as applicable. The Board concluded the varying levels of fees were justified given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds as well as profitability data of other publicly traded asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax and after-tax basis for the 2022 and 2021 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution and certain other expenses) for the 2022 and 2021 calendar years. The Independent Board Members also considered a summary of some of the key factors that impacted Nuveen’s profitability in 2022. In addition, the Board reviewed the revenues, expenses and operating margin (pre- and after-tax) the Adviser derived from its ETF product line for the 2022 and 2021 calendar years.

In developing the profitability data of the Adviser for its advisory services to the Nuveen funds, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no perfect expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 through 2022, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2022. The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.

In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board recognized that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board also reviewed, among other things, the net revenue margins (pre-tax) of Nuveen Investments on a company-wide basis and the net revenue margins (pre-tax) of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2012 to 2022. Although the total company operating margins of Nuveen Investments were in the bottom half of the peer group range for 2022 and 2021, the Independent Board Members recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2022 and 2021 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of each Sub-Adviser from its relationships with the respective Nuveen funds. In this regard, with respect to NAM and Winslow, the Independent Board Members reviewed, among other things, each such Sub-Adviser’s revenues, expenses and net revenue margins (pre- and after-tax) for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2022 and December 31, 2021. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and after-tax) by asset type for NAM for the calendar years ending December 31, 2022 and December 31, 2021. With respect to TAL, the Independent Board Members reviewed, among other things, the revenues, expenses and net operating income for its advisory services to the Nuveen ETFs and Nuveen closed-end funds it sub-advises for the 2022 and 2021 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

of further economies of scale. Although the Board recognized that economies of scale are difficult to measure with any precision and certain expenses may not decline with a rise in assets, the Board considered that Nuveen shares the benefits of economies of scale, if any, in a number of ways including through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. With this structure, the Board noted that the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows. The Board noted, however, that although closed-end funds may make additional share offerings from time to time, the closed-end funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.

As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments in the Nuveen business were not specific to individual Nuveen funds but rather incurred across of a variety of products and services pursuant to which the family of Nuveen funds as a whole may benefit. In addition, the Board also considered that Nuveen has provided, without raising advisory fees to the Nuveen funds, certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, and this was also a means of sharing economies of scale with the funds and their shareholders.

Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board acknowledged that an affiliate of the Adviser may receive compensation for serving as a co-manager in the initial public offerings of new Nuveen closed-end funds (if any) and for serving as an underwriter on shelf offerings of existing Nuveen closed-end funds and reviewed the amounts paid for such services, if any, in 2021 and 2022.

In addition, the Independent Board Members noted that the various sub-advisers to the Nuveen funds do not generally benefit from soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable in light of the services provided.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Independent Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed for an additional one-year period.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-D-0623P 3020101-INV-B-8/24

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Asset Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Funds Controller
(principal financial officer)

Date: September 6, 2023